EXHIBIT 10.13

                                 EXECUTION COPY

                                  EXHIBIT 10.13

                          AGREEMENT AND PLAN OF MERGER

                             dated October 15, 2007

                                  by and among

                    BEACON ENTERPRISE SOLUTIONS GROUP, INC.,

                             BELL-HAUN SYSTEMS, INC.

                            BH ACQUISITION SUB, INC.

                                       and

               all of the Shareholders of Bell-Haun Systems, Inc.

                                TABLE OF CONTENTS

Exhibits
Exhibit A - Escrow Agreement
Exhibit B - Opinion of Company's counsel

Schedules
Schedule 1.5(a) - Shareholder Liabilities
Schedule 2.8 - Scheduled Liabilities
Disclosure Schedule


                                      (i)

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                          AGREEMENT AND PLAN OF MERGER

      This Agreement and Plan of Merger (this "Agreement") is entered into as of October 15, 2007 by and among BEACON ENTERPRISE SOLUTIONS GROUP, INC., an Indiana corporation (the "Buyer"), BH ACQUISITION SUB, INC., a Nevada corporation ("Acquisition Sub"), BELL-HAUN SYSTEMS, INC., an Ohio corporation (the "Company"), and Thomas O. Bell and Michael Haun, the shareholders of the Company (the "Shareholders").

      Capitalized terms used in this Agreement shall have the meanings ascribed to them in Article IX.

      The Boards of Directors of the Buyer, the Acquisition Sub and the Company have, in accordance with the laws of the States of Indiana, Nevada and Ohio, respectively, approved the merger of the Company with and into the Acquisition Sub, pursuant to which all of the shares of the capital stock of the Company will be converted into Buyer Common Stock and the Company will merge with and into the Acquisition Sub, with the Acquisition Sub being the surviving corporation (the "Surviving Corporation"); and

      It is the intention of the parties that the merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (hereinafter the "Code") and in particular qualify as a forward triangular merger under Code Sections 368(a)(1)(A) and 368(a)(2)(D) and that this Agreement shall constitute a "plan of reorganization" for the purposes of Section 368 of the Code; and

      Each  of  the   parties  to  the   Agreement   desires  to  make   certain
representations, warranties, and agreements in connection with the transaction between the parties and to prescribe various conditions thereto.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      In consideration of the representations, warranties and covenants herein contained, the Parties agree as follows.

                                   ARTICLE I

                                   THE MERGER

      1.1 The Merger. (a) Subject to and upon the terms and conditions of this Agreement, at the effective time of the merger of the Company with and into the Acquisition Sub, and pursuant to the laws of the States of Nevada and Ohio corporate law, the Company will be merged with and into the Acquisition Sub (the "Merger") and the separate existence of the Company shall thereupon cease, in accordance with the applicable provisions of the laws of the States of Ohio and Nevada. As a result of the Merger, the Acquisition Sub will be the surviving corporation. The Articles of Incorporation and Bylaws of the surviving corporation shall be that of the Acquisition Sub as it is in existence immediately prior to the Merger. The separate


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corporate  existence  of the  Acquisition  Sub with all its rights,  privileges,
powers,  and  franchises  shall  continue   unaffected  by  the  Merger.  On  or
immediately following the Closing Date, the parties shall cause Articles of Merger meeting the requirements of the corporate laws of the States of Ohio and Nevada to be promptly executed and filed. The Merger shall become effective at the time (the "Effective Time") and on the date that the filings of the Articles of Merger with the Secretary of State for the State of Ohio and with the Secretary of State for the State of Ohio have been completed.

      (b) Within thirty (30) days after the Effective Time of the Merger, the Acquisition Sub shall be merged with and into Buyer, and the separate existence of the Acquisition Sub shall cease in accordance with the laws of the State of Nevada.

      1.2 Officers and Directors. The officers and directors of the Acquisition Sub immediately prior to the Effective Time shall be the officers and directors of the Surviving Corporation and will hold office until their successors are duly elected and qualified in the manner provided in the Articles of Organization or as otherwise provided by law, or until their earlier death, resignation, or removal.

      1.3 Conversion of Shares. The manner of converting the shares of the capital stock of the Corporation shall, by virtue of the Merger and without any action on the part of the Shareholders, be as follows: all of the issued and outstanding shares of capital stock (the "Company Shares"), no par value per share, of the Company shall be converted into an aggregate of 500,000 shares of the Buyer Common Stock (the "Shares").

      1.4 Exchange of Certificates. (a) From and after the Effective Time, each holder of a certificate which previously represented Company Shares shall be entitled to receive in exchange therefor, upon surrender thereof to the Buyer, on a pro rata basis based on the number of Company Shares held by such Shareholder immediately prior to the Effective Time, (i) a certificate or certificates representing the ratable number of shares of Buyer Common Stock into which the Company Shares shall have been converted, subject to the provisions of Section 1.7 below regarding escrow; and (ii) a ratable portion of the Earnout, as described more fully in Section 1.6 below. Until so surrendered to the Buyer, each certificate formerly representing Company Shares shall be deemed for all corporate purposes to evidence only the right to receive the number of shares of Buyer Common Stock and the Earnout determined in accordance with Section 1.3, this Section 1.4, and Section 1.6. Notwithstanding the foregoing, certain of the Shares shall be placed into escrow in accordance with the provisions of Section 1.7 below.

      (b) All of the Company Shares, by virtue of the Merger and upon surrender at the Closing, shall no longer be outstanding and shall be canceled and retired and shall cease to exist, and the Shareholders shall cease to have any rights with respect to the Company Shares other than as set forth in this Agreement. All Company Shares, if any, held in the treasury of the Company on the Closing Date shall be canceled and retired and shall cease to exist, and no consideration shall be paid with respect thereto.


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      1.5  Treatment  of  Liabilities.   (a)  Effective  at  the  Closing,   the
Shareholders  shall  assume  the  Shareholder   Liabilities  from  the  Company,
including without limitation those liabilities and obligations as are set forth on Schedule 1.5(a).

            (b) The Company and its successors (including the Buyer upon the merger of the Acquisition Sub into the Buyer as set forth in Section 1.1(b)) will retain the Scheduled Liabilities set forth on Schedule 2.8 of the Disclosure Schedule, including the Lease, and the Buyer shall indemnify the Shareholders from the Scheduled Liabilities as set forth in Section 7.2 hereof. In particular, within thirty (30) days after the Closing, the Buyer shall either pay off or refinance the outstanding balances of the loans with Huntington National Bank ("HNB") and Fifth Third Bank ("5/3") in the approximate amounts of $160,000 and $250,000, respectively, or obtain one or more standby letter(s) of credit in favor of HNB and 5/3 as beneficiaries upon which HNB and 5/3 may draw with respect to such loans. The parties acknowledge and agree that the Buyer is to be directly responsible for the HNB and 5/3 loans hereunder.

      1.6. Earnout. (a) If, during the first twelve months after the Closing, the Adjusted Gross Profits (as defined on Exhibit 1.6 attached hereto) reaches or exceeds the planned amount of $1,094,114.00, then the Buyer shall issue and deliver to the Shareholders promissory notes in the aggregate principal amount of $240,187.00 (subject to adjustments as set forth below), to bear interest at the rate of eight percent (8%) per annum, to be paid in equal installments of principal and interest, beginning in the thirteenth month after the Closing and over the following sixty (60) months.

      (b) If the Adjusted Gross Profits exceed $1,094,114.00, then the aggregate principal amount of the promissory notes shall be increased by $0.22 per $1.00 of such excess, up to a maximum aggregate principal amount of $480,374.00.

      (c) If the Adjusted Gross Profits are less than $1,094,114.00 but more than $853,927.00, then the aggregate principal amount of the promissory notes shall be reduced by the amount of the shortfall.

      (d) If the Adjusted Gross Profits are less than $853,927.00, then the Buyer shall not issue the promissory notes.

      1.7 Escrow. At the Closing, the Buyer shall deliver to the Escrow Agent a stock certificate registered in the name of the Escrow Agent (or its nominee) representing the Escrow Shares for the purpose of securing the indemnification obligations of the Shareholders set forth in this Agreement. The Escrow Shares shall be held by the Escrow Agent as part of the Escrow Fund under the Escrow Agreement pursuant to the terms thereof. The Escrow Fund shall be held as a trust fund and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party, and shall be held and disbursed solely for the purposes of and in accordance with the terms of the Escrow Agreement. Until the termination of the escrow in accordance with the terms of the Escrow Agreement, the Shareholders shall have the right, in its sole discretion, to direct the sale for cash of all or any portion of the Escrow Shares (if any then make up a portion of the Escrow Fund) in one or more transactions provided that (i) the price per share for the sale of the Escrow Shares is not less than $1.00, (ii) the proceeds from any such sale(s) shall be held in escrow by the Escrow Agent pursuant to the


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terms of the Escrow  Agreement,  and (iii) the  Shareholders  may not direct any such sale during any blackout period under any insider trading policy or blackout policy of Buyer, and the Buyer shall promptly execute any and all required joint instructions to the Escrow Agent to facilitate any and all such sales of the Escrow Shares. Further, the Shareholders shall have the sole discretion to direct the investment of amounts held in the Escrow Fund pursuant to the investment options specified in, and in accordance with the restrictions of, the Escrow Agreement, and Buyer agrees to promptly execute any and all joint instructions to the Escrow Agent to facilitate any and all such investments. Notwithstanding the foregoing, in the event that the Buyer or its successor entity is not a public company subject to the reporting requirements of the Securities Exchange Act of 1934, then the Escrow Agent shall submit to the Company for cancellation certificates of the number of Escrow Shares that represents the value of the claim based on an assumed valuation of $1.00 per Escrow Share.

      1.8 The Closing.

            (a) The Closing shall take place at the offices of Frost Brown Todd LLC in Louisville, Kentucky commencing at 9:00 a.m. local time on the Closing Date, or at such other place as the parties may mutually agree. All transactions at the Closing shall be deemed to take place simultaneously, and no transaction shall be deemed to have been completed and no documents or certificates shall be deemed to have been delivered until all other transactions are completed and all other documents and certificates are delivered.

            (b) At the Closing:

                  (i) the Company and the Shareholders shall deliver to the Buyer the various certificates, instruments and documents referred to in Section 5.1;

                  (ii)  the  Buyer   shall   deliver  to  the  Company  and  the
Shareholders the various certificates,  instruments and documents referred to in
Section 5.2;

                  (iii) the Shareholders shall have tendered certificates representing the Company Shares owned by the Shareholders, duly endorsed in blank or accompanied by the appropriate stock powers, in proper form for transfer, with all transfer taxes paid;

                  (iv) the Company shall tender the resignations of and releases from each person serving as a director or officer of the Company, effective as of the Closing;

                  (v) the Buyer shall deliver to the Shareholders stock certificates registered in the names of the Shareholders representing a number of shares of Buyer Common Stock that in the aggregate is equal to the number of Shares minus the number of Escrow Shares;

                  (vi) the Buyer, the Shareholders and the Escrow Agent shall execute and deliver the Escrow Agreement and the Buyer shall deposit a stock certificate representing the Escrow Shares with the Escrow Agent in accordance with Section 1.7;

                  (vii) the Shareholders shall provide to the Buyer satisfactory evidence of the assumption of the Shareholder Liabilities; and


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

                  (viii) the Buyer, the Company and the Shareholders shall execute and deliver to each other a cross-receipt evidencing the transactions referred to above.

      1.9 Withholding. Notwithstanding any other provision of this Agreement, each of the Buyer and the Escrow Agent shall be entitled to deduct and withhold from the payments to be made pursuant to this Agreement and/or the Escrow Agreement such amounts as it reasonably determines after consultation with its Tax advisors that it is required to deduct. To the extent that amounts are so withheld by the Buyer, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the recipient in respect of which such deduction and withholding was made by the Buyer or Escrow Agent.

      1.10 Tax-Free Transaction. It is the intention of the Parties that the Merger shall qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (hereinafter the Code) and in particular qualify as a so-called "forward triangular merger" under Code Sections 368(a)(1)(A) and 368(a)(2)(D) and that this Agreement shall constitute a "plan of reorganization" for the purposes of Section 368 of the Code. All aspects of the transactions contemplated by this Agreement shall be implemented in a manner consistent with this intent.

                                   ARTICLE II

       REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SHAREHOLDERS

      The Company and the Shareholders, jointly and severally, represent and warrant to the Buyer that, except as set forth in the Disclosure Schedule, the statements contained in this Article II are true and correct as of the date of this Agreement and will be true and correct as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date). The Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in this Article II. Disclosures in any section or subsection of the Disclosure Schedule shall qualify such other sections or subsections of the Disclosure Schedule to the extent it is reasonably apparent from the content of such disclosure that such disclosure is relevant to such other sections or subsections.

      2.1 Organization, Qualification and Corporate Power. The Company is a corporation validly existing and in good standing under the laws of the State of Ohio. The Company is duly qualified to conduct business and is in good standing under the laws of each jurisdiction listed in Section 2.1 of the Disclosure Schedule, which jurisdictions constitute the only jurisdictions in which the failure of the Company to be so qualified would have a material adverse effect. The Company has all requisite power and authority to carry on the business in which it is engaged and to own and use the properties owned and used by it. The Company has furnished to the Buyer complete and accurate copies of its Articles of Incorporation and Bylaws. The Company is not in default under or in violation of any provision of its Articles of Incorporation or Bylaws. There are no other agreements or instruments setting forth (i) rights, preferences and privileges


                                      -5-
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of the Shareholders  with respect to the Company and/or among the  Shareholders, or (ii) matters relating to the operation and governance of the Company.

      2.2 Capitalization. Section 2.2 of the Disclosure Schedule sets forth a complete and accurate list, as of the date of this Agreement, of (i) all Shareholders, indicating the number of shares of the Company held by each Shareholder and (ii) all outstanding options, warrants or other instruments giving any party the right to acquire any shares or equity securities of the Company There are no outstanding agreements or commitments to which the Company is a party or which are binding upon the Company for the redemption of any of its equity. The Company has only one class of shares outstanding. There are no outstanding options, warrants or similar rights relating to the Company or its equity securities.

      Each Shareholder is the true and lawful owner of, and has good title to, that number of shares of the Company set forth beside his or her name on Section
2.2 of the Disclosure Schedule, free and clear of all liens, security interests and other encumbrances.

      2.3 Authorization of Transaction. The Company has all requisite power and authority to execute and deliver this Agreement and the Ancillary Agreements and to perform its obligations hereunder and thereunder. The performance by the Company of this Agreement and the Ancillary Agreements and the consummation by the Company of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary actions on the part of the Company.

      This Agreement has been duly and validly executed and delivered by the Company and constitutes, and each of the Ancillary Agreements, upon its execution and delivery by the Company, will constitute, a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, arrangement or other similar laws from time to time in effect and except as to the remedy of specific performance which may not be available under the laws of various jurisdictions.

      2.4 Noncontravention. Neither the execution and delivery by the Company of this Agreement or the Ancillary Agreements, nor the consummation by the Company of the transactions contemplated hereby or thereby, will (a) conflict with or violate any provision of the Articles of Incorporation or Bylaws of the Company,
(b) require on the part of the Company any notice to or filing with, or any permit, authorization, consent or approval of, any Governmental Entity, (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which the Company is a party or by which the Company is bound or to which any of its assets is subject, except with respect to contracts that are not customer contracts listed on Section 2.4 of the Disclosure Schedules, for any such conflict, breach, default, acceleration, or right to terminate, modify or cancel, or failure to notify or obtain consent or waiver that would not have a Company Material Adverse Effect, (d) result in the imposition of any Security Interest upon any asset or assets of the Company or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets.


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

      2.5 Subsidiaries. The Company has no Subsidiaries. The Company does not control directly or indirectly or have any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association or entity.

      2.6 Financial Statements. The Company has provided to the Buyer the Financial Statements. The Financial Statements (i) were prepared on a consistent basis throughout the periods covered thereby (except as may be indicated in the notes to such financial statements) and, in the case of the balance sheet and statement of income, changes in shareholder's equity and cash flows of the Company as of the end of and for the year ended December 31, 2006, in accordance with reasonable accounting principles, and (ii) fairly present the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods indicated, consistent with the books and records of the Company, except that the unaudited interim financial statements are subject to normal and recurring year-end adjustments which will not be material in amount or effect and do not include footnotes.

      2.7 Absence of Certain Changes. Except as set forth in Section 2.7 of the Disclosure Schedules, since the Most Recent Balance Sheet Date, (a) to the knowledge of the Shareholders there has occurred no event or development which, individually or in the aggregate, has had, or could reasonably be expected to have in the future, a Company Material Adverse Effect, and (b) the Company has not taken any of the actions set forth in paragraphs (a) through (n) of Section 4.4.

      2.8 Undisclosed Liabilities. Neither the Company nor any Shareholder has any knowledge of any liability (whether known or unknown by the Buyer, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due), except for (a) liabilities shown on the Most Recent Balance Sheet,
(b) contractual and other liabilities incurred in the Ordinary Course of Business are not material, and (c) liabilities which have arisen since the Most Recent Balance Sheet Date in the Ordinary Course of Business and which are listed on Schedule 2.8.

      2.9 Tax Matters.

            (a) The Company has  properly  filed on a timely  basis all material
Tax Returns that it is and was required to file, and all such Tax Returns were true, correct and complete in all material respects. The Company has properly paid on a timely basis all material Taxes, whether or not shown on its Tax Returns, that were due and payable. All material Taxes that the Company is or was required by law to withhold or collect have been withheld or collected and, to the extent required, have been properly paid on a timely basis to the appropriate Governmental Entity. The Company has complied with all information reporting and back-up withholding requirements in all material respects, including maintenance of the required records with respect thereto, in connection with amounts paid to any employee, independent contractor, creditor or other third party.

            (b) The unpaid Taxes of the Company for periods through the date of the Most Recent Balance Sheet Date do not materially exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Most Recent Balance Sheet. All Taxes attributable to the period from and after the Most Recent Balance Sheet Date and continuing through the Closing Date are, or will be, attributable to the conduct by the Company of its operations in the Ordinary Course of Business.

            (c) No examination or audit of any Tax Return of the Company by any Governmental Entity is currently in progress or, to the knowledge of the Shareholders, threatened or contemplated. Section 2.9(c) of the Disclosure Schedule sets forth each jurisdiction (other than United States federal) in which the Company files, or is required to file or has been required to file a material Tax Return or is or has been liable for material Taxes on a "nexus" basis. The Company has not been informed by any jurisdiction that the jurisdiction believes that the Company was required to file any Tax Return that was not filed.

            (d) The Company is, and has been since its inception, validly classified and treated as a "corporation" for federal income tax purposes and has been validly treated in a similar manner for purposes of the income Tax laws of all states in which it has been subject to taxation.

            (e) Except as set forth in Section 2.9(e) of the Disclosure Schedules, the Company has delivered or made available to the Buyer (i) complete and correct copies of all Tax Returns of the Company relating to Taxes for all Taxable periods for which the applicable statute of limitations has not yet expired and (ii) complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of assessment, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Company relating to Taxes for all Taxable periods for which the applicable statute of limitations has not yet expired.

            (f) The Company has not (i) waived any statute of limitations with respect to Taxes or agreed to extend the period for assessment or collection of any Taxes, (ii) requested any extension of time within which to file any Tax Return, which Tax Return has not yet been filed, or (iii) executed or filed any power of attorney relating to Taxes with any Governmental Entity.

            (g) The Company is not a party to any litigation regarding Taxes.

            (h) There are no Security Interests with respect to Taxes upon any of the assets of the Company, other than with respect to Taxes not yet due and payable. To the Company's and Shareholders' knowledge, there is no basis for the assertion of any claim relating or attributable to Taxes, which, if adversely determined, would result in any Security Interest on the assets of the Company, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

            (i) The Company has maintained complete and accurate records, including all applicable exemption, resale or other certificates, of (i) all sales to purchasers claiming to be exempt from sale and use Taxes based on the exempt status of the purchaser, and (ii) all other sales for which sales Tax or use Tax was not collected by the Company and as to which the


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

Seller  is  required  to  receive  and  retain  resale   certificates  or  other
certificates   relating   to  the   exempt   nature   of  the  sale  or  use  or
non-applicability of the sale and use Taxes.

            (j) The Company is not bound by any Tax indemnity, Tax sharing or Tax allocation agreement.

            (k) The  Company is not a  "foreign  person"  within the  meaning of
Section 1445 of the Code.

            (l) The Company has not filed a consent under Section 341(f)(1) of the Code or agreed under Section 341(f)(3) of the Code to have the provisions of
Section 341(f)(2) of the Code apply to a sale of any of its assets.

            (m) The Company has not elected under Section 1362 of the Code to be taxed as an S corporation and has qualified as an S corporation in all applicable jurisdictions which recognize S status since January 1, 2005.

      2.10 Ownership and Condition of Assets.

            (a) The Company is the true and lawful owner, and has good title to, all of its assets, free and clear of all Security Interests, except for (i) statutory liens for Taxes not yet due and payable and (ii) those liens, encumbrances and security interests listed on Section 2.10(a) of the Disclosure Schedule.

            (b) The assets of the Company are sufficient for the conduct of the Company's business as presently conducted and as presently proposed to be conducted and constitute all assets used by the Company in such business. Each tangible asset of the Company is free from material defects, has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear) and is suitable for the purposes for which it presently is used.

            (c) Section  2.10(c) of the Disclosure  Schedule lists  individually
(i) each asset of the Company which is a fixed asset (within the meaning of GAAP) having a book value greater than $1,000, indicating the cost, accumulated book depreciation (if any) and the net book value of each such fixed asset as of the Most Recent Balance Sheet Date, (ii) each asset of the Company that is of a tangible nature (other than inventories) the book value of which exceeds $5,000; and (iii) each asset that is a Company Contract that involves payments or liabilities in excess of $5,000. Section 2.10(c) of the Disclosure Schedule specifically identifies all customer contracts.

            (d) Each item of equipment, motor vehicle and other asset that the Company has possession of pursuant to a lease agreement or other contractual arrangement is in such condition that, if returned to its lessor or owner under the applicable lease or contract on the Closing Date (without regard to any early termination fees), the obligations of the Company to such lessor or owner would have been discharged in full.

      2.11 Owned Real Property. The Company does not own, and has never owned, any real property.

      2.12 Real Property Leases. Section 2.12 of the Disclosure Schedule lists all Leases and lists the term of such Lease, any extension and expansion options, and the rent payable thereunder. The Company has delivered to the Buyer complete and accurate copies of the Leases. With respect to each Lease and except as set forth in Section 2.12 of the Disclosure Schedule:

            (a) such Lease is legal, valid, binding, enforceable and in full force and effect;

            (b) such Lease is assignable by the Company to the Buyer with the consent or approval of the landlord and such Lease will continue to be legal, valid, binding, enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing;

            (c) neither the Company nor, to the knowledge of the Shareholders, any other party, is in breach or violation of, or default under, any such Lease, and no event has occurred, is pending or, to the knowledge of the Shareholders, is threatened, which, after the giving of notice, with lapse of time, or otherwise, would constitute a material breach or default by the Company or, to the knowledge of the Shareholders, any other party under such Lease;

            (d) the Company is not a party to any dispute, oral agreement or forbearance program as to such Lease, and to Company's knowledge no other person is party to such dispute, oral agreement or forbearance program relating to or affecting the Lease;

            (e) the Company has not assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold or subleasehold;

            (f) to the knowledge of the Shareholders, all facilities leased or subleased thereunder are supplied with utilities and other services adequate for the operation of said facilities; and

            (g) the Company is not aware of any Security Interest, easement, covenant or other restriction applicable to the real property subject to such Lease which would reasonably be expected to materially impair the current uses or the occupancy by the Company of the property subject thereto.

      2.13 Intellectual Property.

            (a) Company Registrations. There are no Company Registrations.

            (b) Prosecution Matters. Company has no Patent Rights.

            (c)  Ownership;  Sufficiency.  Except  as  otherwise  identified  in
Section 2.13 of the Disclosure Schedule, each item of Company Intellectual Property will be owned or available for use by the Buyer immediately following the Closing on substantially identical terms and conditions as it was immediately prior to the Closing. The Company is the sole and exclusive owner of all Company Owned Intellectual Property, free and clear of any Security Interests and all joint owners of the Company Owned Intellectual Property are listed in Section 2.13(c) of the Disclosure Schedule. Except as otherwise identified in Section 2.13 of the Disclosure Schedule, the Company Intellectual Property constitutes all Intellectual Property necessary (i) to Exploit the Customer Offerings in the manner so done currently by the Company, (ii) to Exploit the Internal Systems as they are currently used by the Company, and
(iii) otherwise to conduct the Company's business in all material respects in the manner currently conducted by the Company. Company has not licensed the Software included in the Customer Offerings, or any portion thereof, to any third party. Company has Exploited the Software solely in connection with Company's internal use and makes no representation and warranty that the Software can be made available to third parties (whether by license or otherwise), except in the manner so done currently by the Company.

            (d) Protection Measures. To the Shareholders' knowledge, the Company has taken reasonable measures to protect the proprietary nature of each item of Company Owned Intellectual Property, and to maintain in confidence all trade secrets and confidential information comprising a part thereof. The Company has substantially complied with all applicable contractual and legal requirements pertaining to information privacy and security. No complaint relating to an improper use or disclosure of, or a breach in the security of, any such information has been made or, to the knowledge of the Shareholders, threatened against the Company. To the knowledge of the Shareholders, there has been no:
(i) unauthorized disclosure of any third party proprietary or confidential information in the possession, custody or control of the Company or (ii) breach of the Company's security procedures wherein confidential information has been disclosed to a third person.

            (e) Infringement by Company. To the knowledge of the Shareholders, none of the Customer Offerings, or the Exploitation thereof by the Company or by any reseller, distributor, customer or user thereof, or any other activity of the Company, infringes or violates, or constitutes a misappropriation of, any Intellectual Property rights of any third party. To the knowledge of the Shareholders, none of the Internal Systems, or the Company's past, current or currently contemplated Exploitation thereof, or any other activity undertaken by them in connection with the Business, infringes or violates, or constitutes a misappropriation of, any Intellectual Property rights of any third party. The Company has not received any complaint, claim or notice, or threat of any of the foregoing (including any notification that a license under any patent is or may be required), alleging any such infringement, violation or misappropriation and any request or demand for indemnification or defense received by the Company from any reseller, distributor, customer, user or any other third party; and the Company has not received any legal opinions, studies, market surveys and analyses relating to any alleged or potential infringement, violation or misappropriation.

            (f) Infringement of Rights. To the knowledge of the Shareholders, no person (including, without limitation, any current or former employee or consultant of Company) is infringing, violating or misappropriating any of the Company Owned Intellectual Property or any Company Licensed Intellectual Property.

            (g) Outbound IP Agreements. Company has not assigned, transferred, licensed, distributed or otherwise granted any right or access to any person (except for access to customers necessary to Exploit the Customer Offerings), or covenanted not to assert any right, with respect to any past, existing or future Company Intellectual Property. The Company has not agreed to indemnify any person against any infringement, violation or misappropriation of any Intellectual Property rights with respect to any Customer Offerings or any third party Intellectual

Property rights. The Company is not a member of or party to any patent pool, industry standards body, trade association or other organization pursuant to the rules of which it is obligated to license any existing or future Intellectual Property to any person.

            (h)  Inbound  IP  Agreements.  Section  2.13(h)  of  the  Disclosure
Schedule identifies each item of Company Licensed Intellectual Property and the license or agreement pursuant to which the Company Exploits it (excluding currently available, off the shelf software programs that are part of the Internal Systems and are licensed by the Company pursuant to "shrink wrap" licenses, the total fees associated with which are less than $2,500). There is no agreement, contract, assignment or other instrument pursuant to which the Company has obtained any joint or sole ownership interest in or to any item of Company Owned Intellectual Property. Except as disclosed in Section 2.13(h) of the Disclosure Schedule, no third party inventions, methods, services, materials, processes or Software are included in or required to Exploit the Customer Offerings or Internal Systems in the manner so done currently by Company. None of the Customer Offerings or Internal Systems includes "shareware," "freeware" or other Software or other material that was obtained by the Company from third parties other than pursuant to the license agreements listed in Section 2.13(h) of the Disclosure Schedule.

            (i) Source Code. The Company has not licensed, distributed or disclosed, and knows of no distribution or disclosure by others (including its employees and contractors) of, the Company Source Code to any person, and the Company has taken reasonable security measures to prevent disclosure of such Company Source Code. To the knowledge of the Shareholders, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time, or both) will, or would reasonably be expected to, nor will the consummation of the transactions contemplated hereby, result in the disclosure or release of such Company Source Code by the Company, or escrow agent(s) or any other person to any third party.

            (j) Intentionally Deleted.

            (k) Open Source Code. Section 2.13(k) of the Disclosure Schedule lists all Open Source Materials that the Company has either incorporated into the Customer Offering or Internal Systems, and/or those Customer Offerings and/or Internal Systems (or portions thereof) that are derivative works of Open Source Materials. Except as identified in Section 2.13(k) of the Disclosure Schedules, the Company has not (i) incorporated Open Source Materials into, or combined Open Source Materials with, the Customer Offerings; or (ii) used Open Source Materials that create, or purport to create, obligations for the Company with respect to the Customer Offerings or grant, or purport to grant, to any third party, any rights or immunities under Intellectual Property rights (including, but not limited to, using any Open Source Materials that require, as a condition of Exploitation of such Open Source Materials, that other Software incorporated into, derived from or distributed with such Open Source Materials be (x) disclosed or distributed in source code form, (y) licensed for the purpose of making derivative works, or (z) redistributable at no charge or minimal charge). Company has no distributed Open Source Materials in conjunction with any other software developed or distributed by the Company.

            (l) Intentionally Deleted.

            (m) Quality. To the knowledge of the Shareholders, the Customer Offerings and the Internal Systems are free from significant defects in design, workmanship and materials and conform in all material respects to the written Documentation and specifications therefor. To the knowledge of the Shareholders, the Customer Offerings and the Internal Systems do not contain any disabling device, virus, worm, back door, Trojan horse or other disruptive or malicious code that may or are intended to impair their intended performance or otherwise permit unauthorized access to, hamper, delete or damage any computer system, software, network or data. The Company has not received any warranty claims, contractual terminations or requests for settlement or refund due to the failure of the Customer Offerings to meet their specifications or otherwise to satisfy end user needs or for harm or damage to any third party.

            (n) Support and Funding. The Company has neither sought, applied for nor received any support, funding, resources or assistance from any federal, state, local or foreign governmental or quasi-governmental agency or funding source in connection with the Exploitation of the Customer Offerings, the Internal Systems or any facilities or equipment used in connection therewith.

            (o)  Certifications.  Section  2.13(o)  of the  Disclosure  Schedule
identifies all channel partner certifications, accreditations or similar qualifications with third party technology providers held by the Company or its employees. Except as disclosed on Section 2.13(o), all such certifications, accreditations and similar qualifications may be transferred or assigned to the Buyer without the consent of such third parties.

      2.14 Contracts.

            (a) Section 2.14 of the Disclosure Schedule lists the following agreements (written or oral) to which the Company is a party as of the date of this Agreement (other than this Agreement and the Ancillary Agreements):

                  (i) any agreement (or group of related agreements) for the lease of personal property from or to third parties providing for lease payments in excess of $5,000 per annum or having a remaining term longer than three months;

                  (ii) any agreement (or group of related agreements) for the purchase or sale of products or for the furnishing or receipt of services (A) which calls for performance over a period of more than one year, (B) which involves more than the sum of $5,000, or (C) in which the Company has granted manufacturing rights, "most favored nation" pricing provisions or marketing or distribution rights relating to any products or territory or has agreed to purchase a minimum quantity of goods or services or has agreed to purchase goods or services exclusively from a certain party;

                  (iii) any agreement concerning the establishment or operation of a partnership, joint venture or limited liability company;

                  (iv) any agreement (or group of related agreements) under which it has created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) indebtedness (including capitalized lease obligations) involving more than $5,000 or under which it has imposed (or may impose) a Security Interest on any of its assets, tangible or intangible;

                  (v) any agreement for the disposition of any significant portion of the assets or business of the Company (other than sales of products in the Ordinary Course of Business) or any agreement for the acquisition of the assets or business of any other entity (other than purchases of inventory or components in the Ordinary Course of Business);

                  (vi) any agreement concerning exclusivity or confidentiality;

                  (vii) any employment or consulting agreement;

                  (viii) any agreement involving any current or former officer, manager or Shareholder or an Affiliate thereof;

                  (ix) any agreement under which the consequences of a default or termination would reasonably be expected to have a Company Material Adverse Effect;

                  (x) any agreement which contains any provisions requiring the Company to indemnify any other party (excluding indemnities contained in agreements for the purchase, sale or license of products entered into in the Ordinary Course of Business);

                  (xi) any agreement that could reasonably be expected to have the effect of prohibiting or impairing the conduct of the business of the Company or of the Buyer or any of its subsidiaries as currently conducted and as currently proposed to be conducted;

                  (xii) any agreement under which the Company is restricted from selling, licensing or otherwise distributing any of its technology or products, or providing services to, customers or potential customers or any class of customers, in any geographic area, during any period of time or any segment of the market or line of business;

                  (xiii) any agreement which would entitle any third party to receive a license or any other right to intellectual property of the Buyer or any of the Buyer's Affiliates following the Closing; and

                  (xiv) any other agreement (or group of related agreements) either involving more than $10,000 or not entered into in the Ordinary Course of Business.

            (b) The Company will deliver to the Buyer a complete and accurate copy of each agreement listed in Section 2.13 or Section 2.14 of the Disclosure Schedule. With respect to each agreement so listed and except as disclosed in
Section 2.14 of the Disclosure Schedules: (i) the agreement is legal, valid, binding and enforceable and in full force and effect; (ii) for those agreements to which the Company is a party, the agreement is assignable by the Company by operation of law to the Buyer without the consent or approval of any party and will continue to be legal, valid, binding and enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing; and (iii) neither the Company nor, to the knowledge of the Shareholders, any other party, is in breach or violation of, or default under, any such agreement, and no event has occurred, is pending or, to the knowledge of the Shareholders, is threatened, which, after the giving of notice, with lapse of time, or otherwise, would constitute a breach or default by the Company or, to the knowledge of the Shareholders, any other party under such agreement.

      2.15 Accounts Receivable. To the knowledge of the Shareholders, all accounts receivable of the Company reflected on the Most Recent Balance Sheet (other than those paid since such date) are valid receivables subject to no setoffs or counterclaims and are current and collectible (within 90 days after the date on which it first became due and payable), net of the applicable reserve for bad debts on the Most Recent Balance Sheet. A complete and accurate list of the accounts receivable reflected on the Most Recent Balance Sheet, showing the aging thereof, is included in Section 2.15 of the Disclosure Schedule. To the knowledge of the Shareholders, all accounts receivable of the Company that have arisen since the Most Recent Balance Sheet Date are valid receivables subject to no setoffs or counterclaims and are current and collectible (within 90 days after the date on which it first became due and payable), net of a reserve for bad debts in an amount proportionate to the reserve shown on the Most Recent Balance Sheet. The Company has not received any written notice from an account debtor stating that any account receivable in an amount in excess of $5,000 is subject to any contest, claim or setoff by such account debtor.

      2.16 Insurance. Section 2.16 of the Disclosure Schedule lists each insurance policy (including fire, theft, casualty, comprehensive general liability, workers compensation, business interruption, environmental, product liability, errors and omissions, professional liability, and automobile insurance policies and bond and surety arrangements) to which the Company is a party, all of which are in full force and effect. There is no material claim pending under any such policy as to which coverage has been questioned, denied or disputed by the underwriter of such policy. All premiums due and payable under all such policies have been paid, the Company may not be liable for retroactive premiums or similar payments, and the Company is otherwise in compliance in all material respects with the terms of such policies. The Company has no knowledge of any threatened termination of, or premium increase with respect to, any such policy. Upon payment of amounts required to obtain tail coverage on Company's professional liability (errors and omissions) insurance policy, such policy will be in full force and effect immediately following the Closing for a period of twelve (12) months in accordance with the terms thereof as in effect immediately prior to the Closing.

      2.17 Litigation. Except as set forth in Section 2.17 of the Disclosure Schedule, there is no Legal Proceeding which is pending or has been threatened in writing against the Company. There are no judgments, orders or decrees outstanding against the Company.

      2.18 Warranties. No service or product delivered, made, sold, leased or licensed by the Company is subject to any guaranty, warranty, right of return, right of credit or other indemnity.

      2.19 Employees.

            (a) Section 2.19 of the Disclosure Schedule contains a list of all employees of the Company, their position with Company and their annual rate of compensation. Except as set forth on Section 2.19 of the Disclosure Schedule, each current employee of the Company and each past employee of the Company has entered into a confidentiality and assignment of inventions agreement with the Company, a copy or form of which has previously been delivered to the Buyer.
Section 2.19 of the Disclosure Schedule contains a list of all employees of the Company who are a party to a non-competition agreement with the Company; copies of such agreements have previously been delivered to the Buyer. Each such agreement referenced in the two preceding sentences to which the Company is a party is assignable by the Company by operation of law to the Buyer without the consent or approval of any party and will continue to be legal, valid, binding and enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing. Section 2.19 of the Disclosure Schedule contains a list of all employees of the Company who are not citizens of the United States. To the knowledge of the Shareholders, no key employee or group of employees has any plans to terminate employment with the Company (other than for the purpose of accepting employment with the Buyer following the Closing) or not to accept employment with the Buyer. The Company is in compliance with all applicable laws relating to the hiring and employment of employees.

            (b) The Company is not a party to or bound by any collective bargaining agreement, nor has it experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining disputes. To the knowledge of the Shareholders, no organizational effort has been made or threatened, either currently or within the past two years, by or on behalf of any labor union with respect to employees of the Company.

      2.20 Employee Benefits.

            (a) Section 2.20(a) of the Disclosure Schedule contains a complete and accurate list of all Company Plans. Complete and accurate copies of (i) all Company Plans which have been reduced to writing, (ii) written summaries of all unwritten Company Plans, (iii) all related trust agreements, insurance contracts and summary plan descriptions, and (iv) all annual reports filed on IRS Form 5500, 5500C or 5500R and (for all funded plans) all plan financial statements for the last five plan years for each Company Plan, have been delivered to the Buyer.

            (b) Each Company Plan has been administered in all material respects in accordance with its terms and each of the Company and the ERISA Affiliates has in all material respects met its obligations with respect to each Company Plan and has made all required contributions thereto. The Company, each ERISA Affiliate and each Company Plan are in compliance in all material respects with the currently applicable provisions of ERISA and the Code and the regulations thereunder (including Section 4980B of the Code, Subtitle K, Chapter 100 of the Code and Sections 601 through 608 and Section 701 et seq. of ERISA). All filings and reports as to each Company Plan under this Agreement required to have been submitted to the Internal Revenue Service or to the United States Department of Labor have been duly submitted. No Company Plan has assets that include securities issued by the Company or any ERISA Affiliate.

            (c) There are no Legal Proceedings (except claims for benefits payable in the normal operation of the Company Plans and proceedings with respect to qualified domestic relations orders) against or involving any Company Plan or asserting any rights or claims to benefits under any Company Plan that could give rise to any material liability.

            (d) Neither the Company nor any ERISA Affiliate has ever maintained an Employee Benefit Plan subject to Section 412 of the Code or Title IV of ERISA.

            (e) At no time has the Company or any ERISA Affiliate been obligated to contribute to any "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA).

            (f) There are no unfunded obligations under any Company Plan providing benefits after termination of employment to any employee of the Company (or to any beneficiary of any such employee), including but not limited to retiree health coverage and deferred compensation, but excluding continuation of health coverage required to be continued under Section 4980B of the Code or other applicable law and insurance conversion privileges under state law.

            (g) No act or omission has occurred and no condition exists with respect to any Company Plan that would subject the Company, the Buyer or any Affiliate of Buyer to (i) any material fine, penalty, tax or liability of any kind imposed under ERISA or the Code or (ii) any contractual indemnification or contribution obligation protecting any fiduciary, insurer or service provider with respect to any Company Plan.

            (h) No Company Plan is funded by, associated with or related to a "voluntary employee's beneficiary association" within the meaning of Section 501(c)(9) of the Code.

            (i) Each Company Plan is amendable and terminable unilaterally by the Company at any time without liability or expense to the Company or such Company Plan as a result thereof (other than for benefits accrued through the date of termination or amendment and reasonable administrative expenses related thereto) and no Company Plan, plan documentation or agreement, summary plan description or other written communication distributed generally to employees by its terms prohibits the Company from amending or terminating any such Company Plan.

            (j) Section 2.20 of the Disclosure Schedule discloses each: (i) agreement with any Shareholder, manager, executive officer or other key employee of the Company (A) the benefits of which are contingent, or the terms of which are altered, upon the occurrence of a transaction involving the Company of the nature of any of the transactions contemplated by this Agreement, (B) providing any term of employment or compensation guarantee or (C) providing severance benefits or other benefits after the termination of employment of such manager, executive officer or key employee; (ii) agreement, plan or arrangement under which any person may receive payments from the Company that may be subject to the tax imposed by Section 4999 of the Code or included in the determination of such person's "parachute payment" under Section 280G of the Code; and (iii) agreement or plan binding the Company, including any stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan, severance benefit plan or Company Plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

            (k) Section 2.20 of the Disclosure Schedule sets forth the policy of the Company with respect to accrued vacation, accrued sick time and earned time off and the amount of such liabilities as of October 31, 2007.

            (l) No insurance policy that provides medical or dental benefits under a Company Plan provides for any retrospective premium increases.

            (m) No Company Plan that provides medical or dental benefits is providing to any individual any continuation coverage mandated by Section 4980B of the Code (or any similar law).

      2.21 Environmental Matters.

            (a) To the knowledge of the Shareholders, the Company has complied with all applicable Environmental Laws except where failure to do so would not have a Company Material Adverse Effect. There is no pending or, to the knowledge of the Shareholders, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any Governmental Entity, relating to any Environmental Law involving the Company.

            (b) To the knowledge of the Shareholders, the Company does not have any liabilities or obligations arising from the release of any Materials of Environmental Concern into the environment.

            (c) The Company is not a party to or bound by any court order, administrative order, consent order or other agreement with any Governmental Entity entered into in connection with any legal obligation or liability arising under any Environmental Law.

            (d) The Company does not have possession of, or access to, or knowledge of, any documents (whether in hard copy or electronic form) that contain any environmental reports, investigations and audits relating to premises currently or previously owned or operated by the Company (whether conducted by or on behalf of the Company or a third party, and whether done at the initiative of the Company or directed by a Governmental Entity or other third party).

            (e) The Company is not aware of any material environmental liability of any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Company.

      2.22 Legal Compliance. Except as set forth in Section 2.22 of the Disclosure Schedule, the Company is currently conducting, and has at all times conducted, its business in material compliance with each applicable law (including rules and regulations thereunder) of any federal, state, local or foreign government, or any Governmental Entity, and Company has had valid Permits to conduct such business with respect to each jurisdiction (and at such times) for which it has been required to have such Permits except where the failure to comply with applicable laws or the lack of any such Permit would not have a Company Material Adverse Effect. The Company has not received any notice or communication from any Governmental Entity alleging noncompliance with any applicable law, rule or regulation.

      2.23 Customers and Suppliers. Section 2.23 of the Disclosure Schedule sets forth a list of (a) each customer or supplier arrangement that accounted for more than 1% of the revenues of the Company during the last full fiscal year or the interim period through the Most Recent Balance Sheet Date and the amount of revenues accounted for by such customer or supplier arrangement during each such period and (b) each other supplier of services or goods that is a critical or sole supplier of any significant aspect of Company's business. No person identified in the foregoing sentence has provided written or verbal notice to Company within the past year that it will stop, or materially reduce its activity below historic levels in connection with any contract or arrangement on which Company currently derives revenue.

      2.24 Permits. Section 2.24 of the Disclosure Schedule sets forth a list of all Permits issued to or held by the Company. To the knowledge of the Shareholders such listed Permits are the only Permits that are required for the Company to conduct its business as presently conducted. Each such Permit is in full force and effect; the Company is in material compliance with the terms of each such Permit; and, to the knowledge of the Shareholders, no suspension or cancellation of such Permit is threatened.

      2.25 Certain Business Relationships With Affiliates. No Affiliate of the Company (a) owns any property or right, tangible or intangible, which is used in the business of the Company, (b) has any claim or cause of action against the Company, or (c) owes any money to, or is owed any money by, the Company, except as disclosed in Section 2.25 of the Disclosure Schedule which describes any transactions or relationships between the Company and any Affiliate thereof which occurred or have existed since the beginning of the time period covered by the Financial Statements.

      2.26 Brokers' Fees. The Company does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement except to GBQ Partners and such fee will be paid by the Shareholders at Closing.

      2.27 Books and Records. The minute books and other similar records of the Company contain complete and accurate records of all actions taken at any meetings of the Company's Shareholders, managers or any committee thereof and of all written consents executed in lieu of the holding of any such meeting. The books and records of the Company accurately reflect, in all material respects, the assets, liabilities, business, financial condition and results of operations of the Company. Section 2.27 of the Disclosure Schedule contains a list of all bank accounts and safe deposit boxes of the Company and the names of persons having signature authority with respect thereto or access thereto.

      2.28 Disclosure. No representation or warranty by the Company contained in this Agreement, and no statement contained in the Disclosure Schedule or any other document, certificate or other instrument delivered or to be delivered by or on behalf of the Company pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

      2.29 Projections. The projections included in Section 2.29 of the Disclosure Schedule were prepared by the Company in good faith using the best information available to management of the Company and represent Company management's good faith estimates of the future performance of the Company for the periods referred to therein. The Buyer acknowledges that the projections are estimates and Company makes no representation or warranty as to actual future performance.

      2.30 Government Contracts.

            (a) The Company has not been suspended or debarred from bidding on contracts or subcontracts with any Governmental Entity; and to the knowledge of the Shareholders no such suspension or debarment has been threatened or initiated; and the consummation of the transactions contemplated by this Agreement will not result in any such suspension or debarment of the Company or the Buyer (assuming that no such suspension or debarment will result solely from the identity of the Buyer). The Company has not been or is not now being audited or investigated by the United States Government Accounting Office, the United States Department of Defense or any of its agencies, the Defense Contract Audit Agency, the contracting or auditing function of any Governmental Entity with which it is contracting, the United States Department of Justice, the Inspector General of the United States, or any prime contractor with a Governmental
Entity; nor, to the knowledge of the Shareholders, has any such audit or investigation been threatened. To the knowledge of the Shareholders, there is no valid basis for (i) the suspension or debarment of the Company from bidding on contracts or subcontracts with any Governmental Entity or (ii) any claim (including any claim for return of funds to the Government) pursuant to an audit or investigation by any of the entities named in the foregoing sentence. The Company has no agreements, contracts or commitments which require it to obtain or maintain a security clearance with any Governmental Entity.

            (b) To the knowledge of the Shareholders, no basis exists for any of the following with respect to any of its contracts or subcontracts with any Governmental Entity: (i) a Termination for Default (as provided in 48 C.F.R.
Ch.1 ss.52.249-8, 52.249-9 or similar sections), (ii) a Termination for Convenience (as provided in 48 C.F.R. Ch.1 ss.52.241-1, 52.249-2 or similar sections), or a Stop Work Order (as provided in 48 C.F.R. Ch.1 ss.52.212-13 or similar sections); and the Company has no reason to believe that funding may not be provided under any contract or subcontract with any Governmental Entity in the upcoming federal fiscal year.

      2.31 Securities Representations.

            (a) Neither of the Shareholders is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

            (b) Each of the Shareholders is acquiring the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

            (c) Each of the Shareholders has had adequate opportunity to obtain from representatives of the Buyer such information about the Buyer as is necessary for the undersigned to evaluate the merits and risks of its acquisition of the Shares.

            (d) Each of the Shareholders has sufficient expertise in business and financial matters to be able to evaluate the risks involved in the acquisition of the Shares and to make an informed investment decision with respect to such acquisition.

            (e) Each of the Shareholders understands that the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; and the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available.

            (f) A legend substantially in the following form will be placed on the certificate(s) representing the Shares:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED."

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

      The Buyer represents and warrants to the Company and the Shareholders that the statements contained in this Article III are true and correct as of the date of this Agreement and will be true and correct as of the Closing as though made as of the Closing.

      3.1 Organization and Corporate Power. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana. The Buyer has all requisite corporate power and authority to carry on the business in which it is engaged and to own and use the properties owned and used by it. The Acquisition Sub is a Nevada corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and does not carry on any business.

      3.2 Authorization of the Transaction. The Buyer and the Acquisition Sub have all requisite power and authority to execute and deliver this Agreement and the Ancillary Agreements and to perform their obligations hereunder and thereunder. The execution and delivery by the Buyer and the Acquisition Sub of this Agreement and the Ancillary Agreements and the performance by the Buyer and the Acquisition Sub of this Agreement and the Ancillary Agreements and the consummation by the Buyer and the Acquisition Sub of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of the Buyer and the Acquisition Sub. This Agreement has been duly and validly executed and delivered by the Buyer and constitutes, and each of the Ancillary Agreements, upon its execution and delivery by Buyer and the Acquisition Sub will constitute, a valid and binding obligation of the Buyer and the Acquisition Sub, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, arrangement or other similar laws from time to time in effect.

      3.3 Noncontravention. Neither the execution and delivery by the Buyer or the Acquisition Sub of this Agreement or the Ancillary Agreements, nor the consummation by the

Buyer of the transactions contemplated hereby or thereby, will (a) conflict with or violate any provision of the Articles of Incorporation or by-laws of the Buyer or the Acquisition Sub, (b) require on the part of the Buyer or the Acquisition Sub any notice to or filing with, or permit, authorization, consent or approval of, any Governmental Entity, (c) conflict with, result in breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party any right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which the Buyer or the Acquisition Sub is a party or by which it is bound or to which any of its assets is subject, or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Buyer or the Acquisition Sub or any of its properties or assets.

      3.4 Capitalization. (a) The authorized capital stock of the Buyer consists of 20,000,000 shares of Buyer Common Stock, of which 3,937,500 shares were issued and outstanding, and options, warrants or other rights (the "Equity Rights") to acquire 865,000 shares of Buyer Common Stock were outstanding, in each case, as of October 12, 2007. As of October 12, 2007, there are no outstanding options, warrants or similar rights relating to the Buyer or its equity other than the Convertible Promissory Notes of the Buyer dated July 16, 2007 convertible into an aggregate of up to 833,333 shares of Buyer Common Stock and the Equity Rights. The rights and privileges of each class of the Buyer's capital stock are set forth in the Buyer's Articles of Incorporation, a copy of which has been made available to Company. All of the issued and outstanding shares of Buyer Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. The Shares will be, when issued on the terms and conditions of this Agreement, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Buyer's Articles of Incorporation or Bylaws or any agreement to which the Buyer is a party or is otherwise bound.

      3.5 No Prior Activities. As of the date of this Agreement, neither the Buyer nor the Acquisition Sub has engaged in any business operations.

      3.6 Litigation. As of the date of this Agreement, there is no Legal Proceeding which is pending or, to the Buyer's knowledge, threatened against the Buyer, the Acquisition Sub or any subsidiary of the Buyer which, if determined adversely to the Buyer, the Acquisition Sub or such subsidiary, could have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, capitalization, prospects, condition (financial or other), or results of operations of the Company.

      3.7  Ownership  and  Management.   (a)  Schedule  3.7(a)  attached  hereto
accurately sets forth the directors and officers of the Buyer as of the date of this Agreement.

      (b) Schedule 3.7(b) attached hereto accurately sets forth the ownership and ownership percentages of the Buyer as of the date of this Agreement and a pro forma of the ownership and ownership percentages of the Buyer immediately after Closing after giving effect to the other transactions that the Buyer Currently contemplates; provided that, except to the extent set forth otherwise herein, the Buyer makes no representation or warranty that all or any such transactions will be consummated on the terms and assumptions underlying such pro forma, or at all.

      (c) Except as set forth on Schedule 3.7(c) attached hereto, Buyer has not acquired, contracted to acquire or negotiated to acquire any other business, either through a purchase of assets or a purchase of equity ownership.

      3.8 Business Plan/ Projections. Buyer has delivered or made available to the Company and the Shareholders (i) complete and correct copies of business plans, presentations and agreements ("documents") related to the financing, structure and obligations of all transactions that Buyer intends to enter into after Closing involving the Company (or its successors) and (ii) the documents were prepared by Buyer in good faith using the best information available to Buyer and represent the good faith estimates of Buyer's management as to the future performance of any transaction involving the Company (or its successors) after the Closing.

      3.9 Disclosure. No representation or warranty by Buyer contained in this Agreement, and no statement contained in the Disclosure Schedule or any other document, certificate or other instrument delivered or to be delivered by or on behalf of Buyer pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

                                   ARTICLE IV

                              PRE-CLOSING COVENANTS

      4.1 Closing Efforts. Each of the Parties shall use its Reasonable Best Efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including using its Reasonable Best Efforts to cause (i) its representations and warranties to remain true and correct in all material respects through the Closing Date and
(ii) the conditions to the obligations of the other Party to consummate the transactions contemplated by this Agreement to be satisfied.

      4.2 Governmental and Third-Party Notices and Consents.

            (a) Each Party shall use its Reasonable Best Efforts to obtain, at its expense, all waivers, permits, consents, approvals or other authorizations from Governmental Entities, and to effect all registrations, filings and notices with or to Governmental Entities, as may be required for such Party to consummate the transactions contemplated by this Agreement and to otherwise comply with all applicable laws and regulations in connection with the consummation of the transactions contemplated by this Agreement.

            (b) The Company shall use its Reasonable Best Efforts to obtain, at its expense, all such waivers, consents or approvals from third parties, and to give all such notices to third parties, as listed or are required to be listed in the Disclosure Schedule. The Buyer shall reasonably cooperate with the Company in Company's efforts to obtain such waivers, consents and approvals.

      4.3 Exclusivity.

            (a) Neither the Company nor any Shareholder shall, directly or indirectly, (i) initiate, solicit, encourage or otherwise facilitate any inquiry, proposal, offer or discussion with any party (other than the Buyer) concerning any merger, reorganization, consolidation, recapitalization, business combination, liquidation, dissolution, share exchange, sale of shares, sale of material assets or similar business transaction involving the Company, (ii) furnish any non-public information concerning the business, properties or assets of the Company to any party (other than the Buyer), (iii) engage in discussions or negotiations with any party (other than the Buyer) concerning any such transaction, (iv) vote any shares of Company in favor of any such transaction with any party (other than the Buyer), or (v) enter into any agreement with any party (other than the Buyer) concerning any such transaction.

            (b) The Company and each Shareholder shall immediately notify any party with which discussions or negotiations of the nature described in paragraph (a) above were pending that the Company or the Shareholder, as applicable, is terminating such discussions or negotiations. If the Company or a Shareholder receives any inquiry, proposal or offer of the nature described in paragraph (a) above, the Company or Shareholder, as applicable, shall, within one business day after such receipt, notify the Buyer of such inquiry, proposal or offer, including the identity of the other party and the terms of such inquiry, proposal or offer.

      4.4 Operation of Business. Except as contemplated by this Agreement, during the period from the date of this Agreement to the Closing, the Company shall conduct its operations in the Ordinary Course of Business and in material compliance with all applicable laws and regulations and, to the extent consistent therewith, use its Reasonable Best Efforts to preserve intact its current business organization, keep its physical assets in good working condition, keep available the services of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that its goodwill and ongoing business shall not be impaired in any material respect. Without limiting the generality of the foregoing, prior to the Closing, the Company shall not, without the written consent of the Buyer:

            (a) issue or sell any shares or other securities of the Company or any options, warrants or other rights to acquire any such shares or other securities (except pursuant to the conversion or exercise of options, warrants or other convertible securities outstanding on the date hereof);

            (b) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its shares;

            (c) create, incur or assume any indebtedness (including obligations in respect of capital leases); assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person or entity; or make any loans, advances or capital contributions to, or investments in, any other person or entity;

            (d) enter  into,  adopt or amend any  Employee  Benefit  Plan or any employment  or  severance  agreement  or  arrangement  of the type  described in
Section 2.20(k) or (except for normal increases in the Ordinary Course of Business for employees who are not Affiliates) increase in any manner the compensation or fringe benefits of, or materially modify the employment terms of, its managers, officers or employees, generally or individually, or pay any bonus or other benefit to its managers, officers or employees (except for existing payment obligations listed in Section 2.20 of the Disclosure Schedule) or hire any new officers or (except in the Ordinary Course of Business) any new employees;

            (e) acquire, sell, lease, license or dispose of any assets or property, other than purchases and sales of assets in the Ordinary Course of Business;

            (f) mortgage or pledge any of its property or assets or subject any such property or assets to any Security Interest;

            (g) discharge or satisfy any Security Interest or pay any obligation or liability other than in the Ordinary Course of Business;

            (h)  amend  its   Articles   of   Incorporation,   Bylaws  or  other
organizational documents in a manner that could have an adverse effect on the transactions contemplated by this Agreement;

            (i) change its accounting methods, principles or practices, except insofar as may be required by law or regulatory accounting requirements or make any new elections, or changes to any current elections, with respect to Taxes that affect the assets of the Company;

            (j) enter into, amend, terminate, take or omit to take any action that would constitute a violation of or default under, or waive any rights under, any contract or agreement of a nature listed or required to be listed in
Section 2.12, Section 2.13 or Section 2.14 of the Disclosure Schedule;

            (k) make or commit to make any capital expenditure in excess of $5,000 per item or $10,000 in the aggregate;

            (l) institute or settle any Legal Proceeding;

            (m) take any action or fail to take any action permitted by this Agreement with the knowledge that such action or failure to take action would result in (i) any of the representations and warranties of the Company and the Shareholders set forth in this Agreement not being true and correct at the Closing or (ii) any of the conditions to the Closing set forth in Article V not being satisfied; or

            (n) agree in writing or otherwise to take any of the foregoing actions.

      4.5 Access to Information.

            (a) The Company shall permit representatives of the Buyer, including Buyer's independent accountants, to have access in conjunction with a Company representative (upon reasonable prior notice) at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Company to all premises, properties, financial, tax and accounting records (including the work papers of the Company's independent accountants), contracts, other records and documents, and personnel, of or pertaining to the Company, and contacts at Company's principal suppliers and customers, for the purpose of performing such inspections and tests as the Company has approved and that Buyer deems necessary or appropriate and for the purpose of preparing audited financial statements of the Company.

            (b) If the Closing has not occurred by November 15, 2007,  within 15 days after the end of each month ending prior to the Closing, beginning with November 15, 2007, the Company shall furnish to the Buyer an unaudited income statement for such month and a balance sheet as of the end of such month, prepared on a basis consistent with the Financial Statements. Such financial statements shall present fairly the financial condition and results of operations of the Company as of the dates thereof and for the periods covered thereby, and shall be consistent with the books and records of the Company.

      4.6 Notice of Breaches.

            (a) From the date of this Agreement until the Closing, the Company shall promptly deliver to the Buyer supplemental information concerning events or circumstances occurring subsequent to the date hereof which would render any representation, warranty or statement in this Agreement or the Disclosure
Schedule inaccurate or incomplete at any time after the date of this Agreement until the Closing. No such supplemental information shall be deemed to avoid or cure any misrepresentation or breach of warranty or constitute an amendment of any representation, warranty or statement in this Agreement or the Disclosure Schedule.

            (b) From the date of this Agreement until the Closing, the Buyer shall promptly deliver to the Company supplemental information concerning events or circumstances occurring subsequent to the date hereof which would render any representation or warranty in this Agreement inaccurate or incomplete at any time after the date of this Agreement until the Closing. No such supplemental information shall be deemed to avoid or cure any misrepresentation or breach of warranty or constitute an amendment of any representation or warranty in this Agreement.

                                   ARTICLE V

                              CONDITIONS TO CLOSING

      5.1 Conditions to Obligations of the Buyer and the Acquisition Sub. The obligation of the Buyer and the Acquisition Sub to consummate the transactions contemplated by this Agreement to be consummated at the Closing is subject to the satisfaction of the following additional conditions:

            (a) the Company  shall have  obtained at its own expense  (and shall have provided copies thereof to the Buyer) all of the waivers, permits, consents, approvals or other authorizations, and effected all of the registrations, filings and notices, referred to in Section 4.2 which are required on the part of the Company;

      (b) the representations and warranties of the Company and the Shareholders set forth in the first sentence of Section 2.1 and in Sections 2.2 and 2.3 and any representations and warranties of the Company and the Shareholders set forth in this Agreement that are qualified as to materiality shall be true and correct in all respects, and all other representations and warranties of the Company and the Shareholders set forth in this Agreement shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties shall be true and correct as of such date);

            (c) the Company and the Shareholders shall have performed or complied with its and their agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Closing;

            (d) no Legal Proceeding shall be pending or threatened; and no judgment, order, decree, stipulation or injunction shall be in effect that would
(i) prevent  consummation  of the  transactions  contemplated by this Agreement,
(ii) cause the transactions contemplated by this Agreement to be rescinded following consummation or (iii) affect adversely the right of the Buyer to own, operate or control the Company, or to conduct the business of the Company as currently conducted, following the Closing;

            (e) the Company shall have delivered to the Buyer the Company Certificate;

            (f) the Company shall have delivered to the Buyer an updated list of the assets of the Company, as of the day prior to the Closing Date;

            (g) the Buyer shall have received an opinion from counsel to the Company in substantially the form attached hereto as Exhibit B, addressed to the Buyer and dated as of the Closing Date;

            (h) the Company shall have delivered the Net Working Capital Balance Certificate;

            (i) each of the Key Employees shall have executed an Employment Agreement with the Company and shall not have taken any action which would be prohibited thereby in any material respect;

            (j) the Buyer or a successor entity thereto shall have received aggregate gross proceeds of at least $4.0 million from the sale of its securities;

            (k) no Company Material Adverse Effect shall have occurred;

            (l) the Buyer shall be reasonably satisfied that the issuance and sale of the Shares are exempt from the registration requirements of the Securities Act;

            (m) the Buyer and its attorneys, accountants, lenders and other representatives and agents shall have completed their due diligence investigation of the Company and the Business and discovered no issues which reasonably (in the Buyer's determination) would have a material adverse effect on the Company's financial condition or projected cash flows;

            (n) the Buyer shall have received such other certificates and instruments (including certificates of good standing of the Company in its jurisdiction of organization, certified charter documents, certificates as to the incumbency of officers and the adoption of authorizing resolutions) as it shall reasonably request in connection with the Closing;

            (o) the Buyer and its independent accountants have been provided with audited financial statements of the Company, or have obtained such information as the Buyer deems necessary or desirable, in its sole discretion, to prepare audited financial statements of the Company after the Closing hereof; and

            (p)  the   Shareholders   shall  have  signed  such  share  exchange
agreements and other documents as the Buyer may reasonably request in connection with the share exchange transaction currently contemplated by the Buyer.

      5.2 Conditions to Obligations of the Shareholders. The obligation of the Company and the Shareholders to consummate the transactions contemplated by this Agreement to be consummated at the Closing is subject to the satisfaction of the following additional conditions:

            (a) the representations and warranties of the Buyer set forth in the first sentence of Section 3.1 and in Section 3.2 and any representations and warranties of the Buyer set forth in this Agreement that are qualified as to materiality shall be true and correct in all respects, and all other representations and warranties of the Buyer set forth in this Agreement shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties shall be true and correct as of such date);

            (b) the Buyer shall have performed or complied with its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Closing;

            (c) no Legal Proceeding shall be pending or threatened wherein an unfavorable judgment, order, decree, stipulation or injunction would (i) prevent consummation of the transactions contemplated by this Agreement or (ii) cause the transactions contemplated by this Agreement to be rescinded following consummation, and no such judgment, order, decree, stipulation or injunction shall be in effect;

            (d) the Buyer shall have delivered to the Shareholders the Buyer Certificate;

            (e) the Shareholders shall have received such other certificates and instruments (including certificates of good standing of the Buyer and the Acquisition Sub in their jurisdiction of organizations, certificates as to the incumbency of officers and the adoption of authorizing resolutions) as it shall reasonably request in connection with the Closing;

            (f) the Shareholders shall be reasonably satisfied that the issuance and sale of the Shares, and any subsequent transfers of the Shares to the Shareholders, are exempt from the registration requirements of the Securities Act;

            (g) the Buyer shall have delivered to the Shareholders an updated copy of the Buyer's business plan;

            (h) the Lease shall have been assigned to, and assumed by, the Buyer; and

            (i) the Company shall have delivered the Net Working Capital Balance Certificate.

                                   ARTICLE VI

                             POST-CLOSING COVENANTS

      6.1 Proprietary Information. From and after the Closing, the Shareholders shall not disclose or make use of (except to pursue its rights, under this Agreement or the Ancillary Agreements), and shall use their best efforts to cause all of their Affiliates not to disclose or make use of, any knowledge, information or documents of a confidential nature or not generally known to the public with respect to the Company's business or the Buyer or its business (including the financial information, technical information or data relating to the Company's products and names of customers of the Company), as well as filings and testimony (if any) presented in the course of any arbitration of a Dispute pursuant to Section 7.3 and the arbitral award and the Arbitrator's reasons therefor relating to the same), except to the extent that such knowledge, information or documents shall have become public knowledge other than through improper disclosure by a Shareholder or an Affiliate thereof; provided that this Section shall not restrict any Key Employee from performing his job function with and for the benefit of the Company or the Buyer after the Closing.

      6.2 Solicitation and Hiring. During the applicable Restricted Period, no Shareholder shall, either directly or indirectly (including through an
Affiliate), solicit, hire or attempt to induce any Restricted Employee to terminate his employment with the Buyer or any subsidiary of the Buyer (including without limitation the Company).

      6.3 Non-Competition.

            (a) During the applicable Restricted Period, no Shareholder shall, either directly or indirectly as a owner, partner, officer, employee, director, investor, lender, consultant, independent contractor or otherwise (except as the holder of not more than 5% of the combined voting power of the outstanding stock of a publicly held company, and excluding the Shareholder's ownership interest in Buyer), (i) provide any service or design, develop, manufacture, market, sell or license any product in the Restricted Territory which is competitive with any service provided or product designed, developed (or under development), manufactured, sold or licensed by the Company as of the Closing Date or (ii) engage in the Restricted Territory in any business competitive with the Business of the Company as conducted as of the Closing Date, including without limitation, computer systems management and other provision of information technology services. The Restricted Territory shall comprise the State of Ohio plus physical locations outside the State of Ohio where customers of the Company purchased the products or services of the Company within one year of the Closing Date.

            (b) Each of the Shareholders agree that the Restricted Period and Restricted Territory of the non-competition provision set forth in this Section
6.3 are reasonable. In the event that any court determines that such duration or the geographic scope, or both, are unreasonable and that such provision is to that extent unenforceable, the Parties agree that the provision shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable. The Parties intend that this non-competition provision shall be deemed to be a series of separate covenants, one for each and every county of each and every state of the United States of America and each and every political subdivision of each and every country outside the United States of America where this provision is intended to be effective.

            (c) After the Closing Date, the Shareholders shall, and shall use their best efforts to cause their Affiliates to, refer all inquiries regarding the business, products and services of the Company to the Buyer.

      6.4 Tax Records. The Buyer shall make available to the Shareholders and their representatives all records and materials reasonably required by the Shareholders to prepare, pursue or contest any Tax matters related to taxable periods (or portions thereof) ending on or before the Closing Date and shall provide reasonable cooperation to the Shareholders in such case. The
Shareholders shall make available to the Buyer and its representatives all records and materials reasonably required by the Buyer to prepare, pursue or contest any Tax matters arising after the Closing which have factual reference to any tax period ending on or before the Closing Date and shall provide reasonable cooperation to the Buyer in such case.

      6.5 Cooperation in Litigation. From and after the Closing Date, each Shareholder shall fully cooperate with the Buyer and the Company in the defense or prosecution of any litigation or proceeding already instituted or which may be instituted hereafter against or by the Buyer or the Company relating to or arising out of the conduct of the business of the Company prior to or after the Closing Date (other than litigation among the Parties and/or their Affiliates arising out the transactions contemplated by this Agreement). The Buyer shall pay the reasonable out-of-pocket expenses incurred in providing such cooperation (including legal fees and disbursements) by the Shareholders providing such cooperation and shall reimburse the Shareholders, at a reasonable rate, for their time spent in such cooperation in excess of twenty-five hours in the aggregate on such matter.

      6.6 Legends. A legend substantially in the following form will be placed on the certificate(s) representing the Shares:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED."

                                  ARTICLE VII

                                 INDEMNIFICATION

      7.1 Indemnification by the Shareholders. The Shareholders, severally and not jointly, shall indemnify the Buyer (and its officers, directors and affiliates) in respect of, and hold the

Buyer (and its officers, directors and affiliates) harmless against, Damages incurred or suffered by the Buyer, the Company or any Affiliate thereof resulting from, relating to or constituting:

            (a) any breach, as of the date of this Agreement or as of the Closing Date, of any representation or warranty of the Company or Shareholders contained in this Agreement, or any Ancillary Agreement;

            (b) any failure to perform any covenant or agreement of the Company or the Shareholders contained in this Agreement, any Ancillary Agreement or any agreement or instrument furnished by the Company to the Buyer pursuant to this Agreement;

            (c) any Shareholder Liabilities.

      7.2 Indemnification by the Buyer. The Buyer shall indemnify the Shareholders in respect of, and hold the Shareholders harmless against, any and all Damages incurred or suffered by the Shareholders resulting from, relating to or constituting:

            (a) any breach, as of the date of this Agreement or as of the Closing Date, of any representation or warranty of the Buyer or the Acquisition Sub contained in this Agreement, any Ancillary Agreement or any other agreement or instrument furnished by the Buyer or the Acquisition Sub to the Company pursuant to this Agreement;

            (b) any failure to perform any covenant or agreement of the Buyer contained in this Agreement, or any Ancillary Agreement; and

            (c) any personal obligations or guarantees of the Shareholders with respect to the Scheduled Liabilities.

      7.3 Indemnification Claims.

            (a) An Indemnified Party shall give written notification to the Indemnifying Party of the commencement of any Third Party Action. Such notification shall be given within 20 days after receipt by the Indemnified Party of notice of such Third Party Action, and shall describe in reasonable detail (to the extent known by the Indemnified Party) the facts constituting the basis for such Third Party Action and the amount of the claimed damages; provided, however, that no delay or failure on the part of the Indemnified Party in so notifying the Indemnifying Party shall relieve the Indemnifying Party of any liability or obligation hereunder except to the extent of any damage or liability caused by or arising out of such failure. Within 20 days after delivery of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such Third Party Action with counsel reasonably satisfactory to the Indemnified Party; provided that (i) the Indemnifying Party may only assume control of such defense if (A) it acknowledges in writing to the Indemnified Party that any Damages that may be assessed against the Indemnified Party in connection with such Third Party Action constitute Damages for which the Indemnified Party shall be indemnified pursuant to this Article VII and (B) the amount of damages claimed is less than or equal to the amount of Damages for which the Indemnifying Party is liable under this Article VII and (ii) the Indemnifying Party may not assume control of the defense of Third Party Action involving criminal liability or in which equitable relief is sought against the Indemnified Party. If the

Indemnifying Party does not, or is not permitted under the terms hereof to, so assume control of the defense of a Third Party Action, the Indemnified Party shall control such defense. The Non-controlling Party may participate in such defense at its own expense. The Controlling Party shall keep the Non-controlling Party advised of the status of such Third Party Action and the defense thereof and shall consider in good faith recommendations made by the Non-controlling Party with respect thereto. The Non-controlling Party shall furnish the Controlling Party with such information as it may have with respect to such Third Party Action (including copies of any summons, complaint or other pleading which may have been served on such party and any written claim, demand, invoice, billing or other document evidencing or asserting the same) and shall otherwise cooperate with and assist the Controlling Party in the defense of such Third Party Action. Notwithstanding any other provision of this Agreement, the reasonable fees and expenses of counsel to the Indemnified Party with respect to a Third Party Action shall be considered Damages for purposes of this Agreement if (i) the Indemnified Party controls the defense of such Third Party Action pursuant to the terms of this Section 7.3(a) or (ii) the Indemnifying Party assumes control of such defense and the Indemnified Party reasonably concludes that the Indemnifying Party and the Indemnified Party have conflicting interests or different defenses available with respect to such Third Party Action. The Indemnifying Party shall not agree to any settlement of, or the entry of any judgment arising from, any Third Party Action without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld, conditioned or delayed. If the Indemnified Party withholds its consent to any such settlement or entry of judgment which settlement or entry of judgment relates to cash Damages only, then the liability of the Indemnifying Party to the Indemnified Party with respect to the matter which would have been concluded or settled shall be limited to the amount for which such matters could have been concluded or settled but for the fact the Indemnified Party withheld its consent. The Indemnified Party shall not agree to any settlement of, or the entry of any judgment arising from, any such Third Party Action without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, conditioned or delayed.

            (b) In order to seek indemnification under this Article VII, an Indemnified Party shall deliver a Claim Notice to the Indemnifying Party and the Escrow Agent.

            (c) Within 20 days after delivery of a Claim Notice, the Indemnifying Party shall deliver to the Indemnified Party a Response, in which the Indemnifying Party shall: (i) agree that the Indemnified Party is entitled to receive all of the Claimed Amount (in which case the Response shall be accompanied by a payment by the Indemnifying Party to the Indemnified Party of the Claimed Amount, by check or by wire transfer; provided that if the Indemnified Party is the Buyer, the Indemnifying Party and the Indemnified Party shall deliver to the Escrow Agent, within three days following the delivery of the Response, a written notice executed by both parties instructing the Escrow Agent to disburse to the Buyer an amount from the Escrow Fund equal to the Claimed Amount), (ii) agree that the Indemnified Party is entitled to receive the Agreed Amount (in which case the Response shall be accompanied by a payment by the Indemnifying Party to the Indemnified Party of the Agreed Amount, by check or by wire transfer; provided that if the Indemnified Party is the Buyer, the Indemnifying Party and the Indemnified Party shall deliver to the Escrow Agent, within three days following the delivery of the Response, a written notice executed by both parties instructing the Escrow Agent to disburse to the Buyer from the Escrow Fund an amount equal to the Agreed Amount) or (iii) dispute that the Indemnified Party is entitled to receive any of the Claimed Amount.

            (d) During the 30-day period following the delivery of a Response that reflects a Dispute, the Indemnifying Party and the Indemnified Party shall use good faith efforts to resolve the Dispute. If the Dispute is not resolved within such 30-day period, the Indemnifying Party and the Indemnified Party shall discuss in good faith the submission of the Dispute to binding arbitration, and if the Indemnifying Party and the Indemnified Party agree in writing to submit the Dispute to such arbitration, then the provisions of
Section 7.3(e) shall become effective with respect to such Dispute. The provisions of this Section 7.3(d) shall not obligate the Indemnifying Party and the Indemnified Party to submit to arbitration or any other alternative dispute resolution procedure with respect to any Dispute, and in the absence of an agreement by the Indemnifying Party and the Indemnified Party to arbitrate any Dispute, such Dispute may be resolved in a state or federal court sitting in the Commonwealth of Kentucky, in accordance with Section 10.12. If the Indemnified Party is the Buyer, the Indemnifying Party and the Indemnified Party shall deliver to the Escrow Agent, promptly following the resolution of the Dispute (whether by mutual agreement, arbitration, judicial decision or otherwise), a written notice executed by both parties instructing the Escrow Agent as to what (if any) portion of the Escrow Fund shall be disbursed to the Buyer (which notice shall be consistent with the terms of the resolution of the Dispute).

            (e) If, as set forth in Section 7.3(d), the Indemnified Party and the Indemnifying Party agree to submit any Dispute to binding arbitration, the arbitration shall be conducted by the Arbitrator in accordance with the Commercial Rules in effect from time to time and the following provisions:

                  (i) In the event of any conflict between the Commercial Rules in effect from time to time and the provisions of this Agreement, the provisions of this Agreement shall prevail and be controlling.

                  (ii) The parties shall commence the arbitration by jointly filing a written submission with the office of the AAA having responsibility for matters to be arbitrated in Cincinnati, Ohio, in accordance with Commercial Rule 5 (or any successor provision).

                  (iii) No depositions or other discovery shall be conducted in connection with the arbitration.

                  (iv) Not later than 30 days after the conclusion of the arbitration hearing, the Arbitrator shall prepare and distribute to the parties a writing setting forth the arbitral award and the Arbitrator's reasons therefor. Any award rendered by the Arbitrator shall be final, conclusive and binding upon the parties, and judgment thereon may be entered and enforced in any court of competent jurisdiction (subject to Section 10.12), provided that the Arbitrator shall have no power or authority to grant injunctive relief, specific performance or other equitable relief.

                  (v) The Arbitrator shall have no power or authority, under the Commercial Rules or otherwise, to (x) modify or disregard any provision of this Agreement, including the provisions of this Section 7.3(e), or (y) address or resolve any issue not submitted by the parties.

                  (vi) In connection with any arbitration proceeding pursuant to this Agreement, each party shall bear its own costs and expenses, except that the fees and costs of the AAA and the Arbitrator, the costs and expenses of obtaining the facility where the arbitration hearing is held, and such other costs and expenses as the Arbitrator may determine to be directly related to the conduct of the arbitration and appropriately borne jointly by the parties (which shall not include any party's attorneys' fees or costs, witness fees (if any), costs of investigation and similar expenses) shall be shared equally by the Indemnified Party and the Indemnifying Party.

            (f) Notwithstanding the other provisions of this Section 7.3, if a third party asserts (other than by means of a lawsuit) that an Indemnified Party is liable to such third party for a monetary or other obligation which may constitute or result in Damages for which such Indemnified Party may be entitled to indemnification pursuant to this Article VII, and such Indemnified Party reasonably determines that it has a valid business reason to fulfill such obligation, then (i) such Indemnified Party shall be entitled to satisfy such obligation, without prior notice to or consent from the Indemnifying Party, and
(ii) such Indemnified Party may subsequently make a claim for indemnification in accordance with the provisions of this Article VII, and shall be reimbursed, in accordance with the provisions of this Article VII, for any such Damages for which it is entitled to indemnification pursuant to this Article VII (subject to the right of the Indemnifying Party to dispute the Indemnified Party's entitlement to indemnification, or the amount for which it is entitled to indemnification, under the terms of this Article VII).

            (g) Any amounts to be disbursed by the Escrow Agent hereunder shall first be satisfied against the Value of the Escrow Shares and second against any other assets held in the Escrow Fund.

      7.4 Survival of Representations and Warranties. All representations and warranties that are covered by the indemnification agreements in Section 7.1(a) and Section 7.2(a) shall (a) survive the Closing and (b) shall expire on the date that is eighteen (18) months following the Closing Date, except that (i) the representations and warranties set forth in Sections 2.1, 2.2, 2.3, 3.1 and
3.2 shall survive the Closing without limitation and (ii) the representations and warranties set forth in Sections 2.9, 2.20 and 2.21 shall survive until 30 days following expiration of all statutes of limitation applicable to the matters referred to therein. If an Indemnified Party delivers to an Indemnifying Party, before expiration of a representation or warranty, either a Claim Notice based upon a breach of such representation or warranty, or an Expected Claim Notice based upon a breach of such representation or warranty, then the applicable representation or warranty shall survive until, but only for purposes of, the resolution of the matter covered by such notice. If the legal proceeding or written claim with respect to which an Expected Claim Notice has been given is definitively withdrawn or resolved in favor of the Indemnified Party, the Indemnified Party shall promptly so notify the Indemnifying Party; and if the Indemnified Party has delivered a copy of the Expected Claim Notice to the Escrow Agent and Escrow Funds have been retained in escrow after the Termination Date (as defined in the Escrow Agreement) with respect to such Expected Claim Notice, the Indemnifying Party and the Indemnified Party shall promptly deliver to the Escrow Agent a written notice executed by both parties instructing the Escrow Agent to disburse such retained Escrow Fund in accordance with such withdrawal or resolution and the terms of the Escrow Agreement. The rights to indemnification set forth in this Article VII shall not be affected by (i) any investigation conducted by or on behalf of an Indemnified Party or any knowledge acquired (or capable of being acquired) by an Indemnified Party, whether before or after the date of this Agreement or the Closing Date (including through supplemental information provided pursuant to by Section 4.6), with respect to the inaccuracy or noncompliance with any representation, warranty, covenant or obligation which is the subject of indemnification hereunder or (ii) any waiver by an Indemnified Party of any closing condition relating to the accuracy of any representations and warranties or the performance of or compliance with agreements and covenants.

      7.5 Treatment of Indemnity Payments. Any payments made to an Indemnified Party pursuant to this Article VII or pursuant to the Escrow Agreement shall be treated as an adjustment to the Purchase Price for tax purposes.

      7.6 Limitations.

            (a) For purposes solely of this Article VII, all representations and warranties of the Parties (other than Sections 2.7 and 2.28) shall be construed as if the term "material" and any reference to "Material Adverse Effect" (and variations thereof) were omitted from such representations and warranties; provided, however, that only items in excess of $1,000.00 shall be considered for purposes of aggregating the threshold claim amount of $50,000 in Sections 7.6(f) and (g).

            (b) The Parties agree that their exclusive remedy at law for a breach of this Agreement by any other Party shall be this Article VII; provided that this does not prevent either party from enforcing the terms of this Article VII.

            (c) Notwithstanding any other provisions of this Agreement, the Buyer agrees that the Shareholders' obligations under Section 7.1(a) shall be limited solely to the Escrow Fund held by the Escrow Agent, and any indemnification payments under Section 7.1(a) shall be limited to the Escrow Fund (based on the Value of the Escrow Shares plus any other cash or property then held in the Escrow Fund) in satisfaction of such indemnification claim; provided that the limitations set forth in this sentence shall not apply to a claim pursuant to Section 7.1(a) relating to a breach of the representations and warranties set forth in Sections 2.1, 2.2, 2.3, 2.9, 2.20 or 2.21. The Buyer agrees that the value of the Shares, for the purposes of this Article VII, shall be deemed to be the greater of (i) $1.00 or (ii) the Value.

            (d) Notwithstanding any other provisions of this Agreement, the Shareholders agree that the Buyer's obligations under Section 7.2(a) shall be limited solely to $240,187; provided that the limitations set forth in this sentence shall not apply to a claim pursuant to Section 7.2 relating to a breach of the representations and warranties set forth in Sections 3.1 or 3.2.

            (e) The Shareholders shall have no liability (for indemnification or otherwise) with respect to claims under Section 7.1(a) until the total of all Damages with respect to such matters exceeds $50,000, at which point the Company and the Shareholders shall be liable for any and all Damages (including the first $50,000 of such Damages). However, the restrictions of this paragraph will not apply to any claim pursuant to Section 7.1(a) relating to a breach of the representations and warranties set forth in Sections 2.1, 2.2, 2.3, 2.6 (last sentence only), 2.9, 2.20 or 2.21.

            (f) The Buyer shall have no liability (for indemnification or otherwise) with respect to claims under Section 7.2(a) until the total of all Damages with respect to such matters exceeds $50,000, at which point the Buyer shall be liable for any and all Damages(including the first $50,000 of such Damages). However, the restrictions of this paragraph will not apply to any claim pursuant to Section 7.2(a) relating to a breach of the representations and warranties set forth in Sections 3.1 or 3.2.

            (g)  Each   Shareholder   shall  have  no  personal   liability   or
indemnification obligation under this Article VII for (i) any breach or violation of Section 6.1, 6.2 or 6.3 by a person other than the Shareholder (provided that this Section 7.6(g) does not limit the availability of the Escrow Fund to the Buyer for breaches or violations of such section(s)), and (ii) any amount (including such Shareholder's pro rata share of the Escrow Fund) greater than the product of (x) $500,000.00 or, if less, the Value of 500,000 Shares as of the date payment for indemnification is made, multiplied by (y) such Shareholder's ownership percentage of Company immediately prior to the Closing. Buyer must first seek to satisfy any claim by the Buyer against a given
Shareholder under this Article VII against any of the Shares (at the Value thereof) then held by such Shareholder, and with respect to matters exceeding such Value, Buyer may seek cash to satisfy such claim (subject to the aggregate limitation set forth in clause (ii) above).

      7.7 Remedies upon Failure to Comply with Section 1.5(b). In addition to the remedies set forth in this Article VII, on and after the thirtieth (30th) day after the Closing of this Agreement, in the event that the Buyer has not paid off or refinanced the loans with 5/3 and HNB referenced in Section 1.5 above, or obtained a letter of credit with respect thereto, upon demand of either Shareholder, the Buyer shall immediately obtain one or more standby letters of credit in favor of 5/3 and HNB as beneficiaries upon which HNB and 5/3 may draw with respect to such loans. Either Shareholder is entitled to enforce the terms of this Section 7.7 by specific performance as set forth in
Section 10.13 hereof.

                                  ARTICLE VIII

                                   TERMINATION

      8.1 Termination of Agreement. The Parties may terminate this Agreement prior to the Closing, as provided below:

            (a) the Parties may terminate this Agreement by mutual written consent;

            (b) the Buyer may terminate this Agreement by giving written notice to the Company and the Shareholders in the event the Company or any Shareholder is in breach of any representation, warranty or covenant contained in this Agreement, and such breach (i) individually or in combination with any other such breach, would cause the conditions set forth in clauses (b) or (c) of
Section 5.1 not to be satisfied and (ii) is not cured within 20 days following delivery by the Buyer to the Company and the Shareholders of written notice of such breach;

            (c) the Company may terminate this Agreement by giving written notice to the Buyer in the event the Buyer is in breach of any representation, warranty or covenant contained in this Agreement, and such breach (i) individually or in combination with any other such breach, would cause the conditions set forth in clauses (a) or (b) of Section 5.2 not to be satisfied and (ii) is not cured within 20 days following delivery by the Company to the Buyer of written notice of such breach;

            (d) the Buyer may terminate this Agreement by giving written notice to the Company and the Shareholders if the Closing shall not have occurred on or before December 31, 2007 by reason of the failure of any condition precedent under Section 5.1 (unless the failure results primarily from a breach by the Buyer of any representation, warranty or covenant contained in this Agreement); or

            (e) the Company may terminate this Agreement by giving written notice to the Buyer if the Closing shall not have occurred on or before December 31, 2007 by reason of the failure of any condition precedent under Section 5.2 (unless the failure results primarily from a breach by the Company or a Shareholder of any representation, warranty or covenant contained in this Agreement).

      8.2 Effect of Termination. If either Party terminates this Agreement pursuant to Section 8.1, all obligations of the Parties hereunder shall terminate without any liability of either Party to the other Party (except for any liability of a Party for breaches of this Agreement); except that the Buyer shall pay the reasonable expenses of the Company (including reasonable legal fees) up to a maximum of $15,000 if the Buyer terminates this Agreement under
Section 8.1(d).

                                   ARTICLE IX

                                   DEFINITIONS

      For purposes of this Agreement, each of the following terms shall have the meaning set forth below.

      "AAA" shall mean the American Arbitration Association.

      "Acquistion Sub" shall have the meaning set forth in the first paragraph of this Agreement.

      "Affiliate" shall mean any affiliate, as defined in Rule 12b-2 under the Exchange Act.

         "Agreed Amount" shall mean an amount agreed upon by the Indemnifying Party and the Indemnified Party.

      "Ancillary Agreements" shall mean the Escrow Agreement and the various certificates, instruments and documents required to be delivered under the provisions of this Agreement.

      "Arbitrator" shall mean a single arbitrator selected by the Buyer and the Shareholders in accordance with the Commercial Rules.

      "Business" means any of the following, to the extent actually conducted by the Company: (i) computer systems management (sales, service and support); (ii) computer telephony integration; (iii) telephone systems management (sales, service and support); (iv) cabling; (v) software development; (vi) network engineering, design and project management; and (vii) provision or resale of LAN/WAN services.

      "Buyer" shall have the meaning set forth in the first paragraph of this Agreement.

      "Buyer Certificate" shall mean a certificate signed by an Officer of the Buyer to the effect that each of the conditions specified in clauses (a) through
(c) (insofar as clause (c) relates to Legal Proceedings  involving the Buyer) of
Section 5.2 is satisfied in all respects.

      "Buyer Common Stock" shall mean the common shares of the Buyer or following the Closing, the common stock, $0.0001 par value, of the Public Company.

      "CERCLA" shall mean the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

      "Claim Notice" shall mean written notification which contains (i) a description of the Damages incurred or reasonably expected to be incurred by the Indemnified Party and the Claimed Amount of such Damages, to the extent then known, (ii) a statement that the Indemnified Party is entitled to indemnification under Article VII for such Damages and a reasonable explanation of the basis therefor, and (iii) a demand for payment in the amount of such Damages.

      "Claimed Amount" shall mean the amount of any Damages incurred or reasonably expected to be incurred by the Indemnified Party.

      "Closing" shall mean the closing of the transactions contemplated by this Agreement.

      "Closing Date" shall mean the date two business days after the satisfaction or waiver of all of the conditions to the obligations of the Parties to consummate the transactions contemplated hereby (excluding the delivery at the Closing of any of the documents set forth in Article V), or such other date as may be mutually agreeable to the Parties.

      "Closing Net Working Capital" shall mean the Net Working Capital shown on the Net Working Capital Balance Certificate.

      "Code" shall mean the Internal Revenue Code of 1986, as amended.

      "Commercial Rules" shall mean the Commercial Arbitration Rules of the AAA.

      "Company" shall have the meaning set forth in the first paragraph of this Agreement.

      "Company Certificate" shall mean a certificate to the effect that each of the conditions specified in Section 5.1 is satisfied in all respects.

      "Company Contracts" shall mean the customer contracts, supplier contracts and vendor contracts listed on Section 2.14 of the Disclosure Schedule, and the Lease described in Section 2.12 of the Disclosure Schedules.

      "Company Intellectual Property" shall mean shall the Company Owned Intellectual Property and the Company Licensed Intellectual Property.

      "Company Licensed Intellectual Property" shall mean all Intellectual Property that is licensed to the Company by any third party.

      "Company Material Adverse Effect" shall mean any material adverse change, event, circumstance or development with respect to, or material adverse effect on, (i) the business, assets, liabilities, capitalization, condition (financial or other), or results of operations of the Company, or (ii) the ability of the Buyer to operate the business of the Company immediately after the Closing. A decrease in the Net Working Capital from that stated on the internal balance sheet of the Company, dated as of September 30, 2007 and provided to the Buyer, in the amount of $50,000 or greater shall constitute a "Seller Material Adverse Effect" as well. For the avoidance of doubt, the parties agree that the terms "material", "materially" or "materiality" as used in this Agreement with an initial lower case "m" shall have their respective customary and ordinary meanings, without regard to the meaning ascribed to Company Material Adverse Effect.

      "Company Owned Intellectual Property" shall mean all Intellectual Property owned or purported to be owned by the Company, in whole or in part.

      "Company Plan" shall mean any Employee Benefit Plan maintained, or contributed to, by the Company, or any ERISA Affiliate.

      "Company Registrations" shall mean Intellectual Property Registrations that are registered or filed in the name of the Company, alone or jointly with others.

      "Company Shares" shall have the meaning set forth in Section 1.3 of this Agreement.

      "Company Source Code" shall mean the source code for any Software included in the Customer Offerings or Internal Systems or other confidential information constituting, embodied in or pertaining to such Software.

      "Controlling Party" shall mean the party controlling the defense of any Third Party Action.

      "Customer Offerings" shall mean (a) the services that the Company (i) currently provides or makes available to third parties, or (ii) has provided or made available to third parties within the previous four years, or (iii) currently plans to provide or make available to third parties in the future and
(b) the products (including Software and Documentation) that the Company (i) currently develops, manufactures, markets, distributes, makes available, sells or licenses to or for third parties, or (ii) has developed, manufactured, marketed, distributed, made available, sold or licensed to or for third parties within the previous four years, or (iii) currently plans to develop, manufacture, market, distribute, make available, sell or license to or for third parties in the future. A true and complete list of all Customer Offerings is set forth in Section 2.13(c) of the Disclosure Schedule.

      "Damages" shall mean any and all debts, obligations and other liabilities (whether absolute, accrued, contingent, fixed or otherwise, or whether known or unknown, or due or to become due or otherwise), diminution in value, monetary damages, fines, fees, penalties, interest obligations, deficiencies, losses and expenses (including amounts paid in settlement, interest, court costs, costs of investigators, reasonable fees and expenses of attorneys, accountants, financial advisors and other experts, and other expenses of litigation), other than those costs and expenses of arbitration of a Dispute which are to be shared equally by the Indemnified Party and the Indemnifying Party as set forth in Section 7.3(e)(vi).

      "Disclosure Schedule" shall mean the disclosure schedule provided by the Company to the Buyer on the date hereof and accepted in writing by the Buyer.

      "Dispute" shall mean the dispute resulting if the Indemnifying Party in a Response disputes its liability for all or part of the Claimed Amount.

      "Documentation" shall mean printed, visual or electronic materials, reports, white papers, documentation, specifications, designs, flow charts, code listings, instructions, user manuals, frequently asked questions, release notes, recall notices, error logs, diagnostic reports, marketing materials, packaging, labeling, service manuals and other information describing the use, operation, installation, configuration, features, functionality, pricing, marketing or correction of a product, whether or not provided to end user.

      "Earnout" shall have the meaning set forth in Section 1.6 of this Agreement.

      "Effective Time" shall have the meaning set forth in Section 1.1 of this Agreement.

      "Employee Benefit Plan" shall mean any "employee pension benefit plan" (as defined in Section 3(2) of ERISA), any "employee welfare benefit plan" (as defined in Section 3(1) of ERISA), and any other written or oral plan, agreement or arrangement involving direct or indirect compensation, including insurance coverage, severance benefits, disability benefits, deferred compensation, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement compensation.

      "Environmental Law" shall mean any federal, state or local law, statute, rule, order, directive, judgment, Permit or regulation or the common law relating to the environment, occupational health and safety, or exposure of persons or property to Materials of Environmental Concern, including any statute, regulation, administrative decision or order pertaining to: (i) the presence of or the treatment, storage, disposal, generation, transportation, handling, distribution, manufacture, processing, use, import, export, labeling, recycling, registration, investigation or remediation of Materials of Environmental Concern or documentation related to the foregoing; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release, threatened release, or accidental release into the environment, the workplace or other areas of Materials of Environmental Concern, including emissions, discharges, injections, spills, escapes or dumping of Materials of Environmental Concern; (v) transfer of interests in or control of real property which may be contaminated; (vi) community or worker right-to-know disclosures with respect to Materials of Environmental Concern;
(vii) the protection of wild life, marine life and wetlands, and endangered and threatened species; (viii) storage tanks, vessels, containers, abandoned or discarded barrels and other closed receptacles; and (ix) health and safety of employees and other persons. As used above, the term "release" shall have the meaning set forth in CERCLA.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

      "ERISA Affiliate" shall mean any entity which is, or at any applicable time was, a member of (1) a controlled group of corporations (as defined in Section 414(b) of the Code), (2) a group of trades or businesses under common control (as defined in Section 414(c) of the Code), or (3) an affiliated service group (as defined under Section 414(m) of the Code or the regulations under Section 414(o) of the Code), any of which includes or included the Company.

      "Escrow Agent" shall mean the escrow agent named in the Escrow Agreement.

      "Escrow Agreement" shall mean an escrow agreement in substantially the form attached hereto as Exhibit A.

      "Escrow Fund" shall mean the Escrow Shares or any cash, securities or property received with respect to, in exchange for, or upon the sale of such shares.

      "Escrow Shares" shall mean 240,187 of the Shares.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC issued under such Act, as they each may, from time to time, be in effect.

      "Expected Claim Notice" shall mean a notice that, as a result of a legal proceeding instituted by or written claim made by a third party, an Indemnified Party reasonably expects to incur Damages for which it is entitled to indemnification under Article VII.

      "Exploit" shall mean develop, design, test, modify, make, use, sell, have made, used and sold, import, reproduce, market, distribute, commercialize, support, maintain, correct and create derivative works of.

      "Financial Statements" shall mean:

            (a) the unaudited balance sheets and statements of income, changes in Shareholders' equity and cash flows of the Company as of the end of and for each of the years ended December 31, 2004, December 31, 2005 and December 31, 2006; and

            (b) the Most Recent Balance Sheet and the unaudited statements of income, changes in Shareholders' equity and cash flows for the three months ended as of the Most Recent Balance Sheet Date.

      "GAAP" shall mean United States generally accepted accounting principles.

      "Governmental  Entity"  shall  mean  any  court,  arbitrational  tribunal,
administrative   agency  or  commission  or  other  governmental  or  regulatory authority or agency.

      "Income Taxes" means any and all income taxes (together with any and all interest, penalties, and additional amounts imposed with respect thereto) imposed by any government or taxing authority.

      "Indemnified Party" shall mean a party entitled, or seeking to assert rights, to indemnification under Article VII of this Agreement.

      "Indemnifying Party" shall mean the party from whom indemnification is sought by the Indemnified Party.

      "Intellectual Property" shall mean the following subsisting throughout the world:

            (c) Patent Rights;

            (d) Trademarks and all goodwill in the Trademarks;

            (e) copyrights, designs, data and database rights and registrations and applications for registration thereof, including moral rights of authors;

            (f) mask works and registrations and applications for registration thereof and any other rights in semiconductor topologies under the laws of any jurisdiction;

            (g) inventions, invention disclosures, statutory invention registrations, trade secrets and confidential business information, know-how, manufacturing and product processes and techniques, research and development information, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, whether patentable or nonpatentable, whether copyrightable or noncopyrightable and whether or not reduced to practice; and

            (h) other proprietary rights relating to any of the foregoing (including remedies against infringement thereof and rights of protection of interest therein under the laws of all jurisdictions).

      "Intellectual Property Registrations" means Patent Rights, registered Trademarks, registered copyrights and designs, mask work registrations and applications for each of the foregoing.

      "Internal Systems" shall mean the Software and Documentation and the computer, communications and network systems (both desktop and enterprise-wide) used by the Company in its business or operations or to develop, manufacture, fabricate, assemble, provide, distribute, support, maintain or test the Customer Offerings, whether located on the premises of the Company or hosted at a third party site. All Internal Systems that are material to the business of the Company are listed and described in Section 2.13(c) of the Disclosure Schedule.

      "Key Employees" means Mike Haun and Tom Bell and any other employee designated as such by the Buyer at Closing.

      "Lease" shall mean any lease or sublease pursuant to which the Company leases or subleases from another party any real property.

      "Lease Agreement" means that certain Lease, between Company and 935 East Wind Partnership.

      "Legal Proceeding" shall mean any action, suit, proceeding, claim, arbitration or investigation before any Governmental Entity or before any arbitrator.

      "Liabilities" shall mean any and all liabilities or obligations (whether known or unknown, absolute or contingent, liquidated or unliquidated, due or to become due and accrued or unaccrued, and whether claims with respect thereto are asserted before or after the Closing) of the Company. The Liabilities shall include, without limitation, all liabilities and obligations of the Company:

            (i) for any Taxes imposed upon the Company arising in connection with the consummation of the transactions contemplated by this Agreement, or for any Taxes imposed upon the Company that are attributable to the Business of the Company prior to the Closing, except to the extent that such liabilities have been, in the aggregate, included for the purpose of calculating the Closing Net Working Capital.

            (j)  for  costs  and  expenses  incurred  in  connection  with  this
Agreement  or  the  consummation  of  the  transactions   contemplated  by  this
Agreement;

            (k) under this Agreement or the Ancillary Agreements;

            (l) arising out of or relating to the Shareholder Liabilities;

            (m) for any breach, act or omission by the Company prior to the Closing under any contract or agreement not disclosed on the Disclosure Schedule;

            (n) arising out of events, conduct or conditions existing or occurring prior to the Closing that constitute a violation of or non-compliance with any law, rule or regulation (including Environmental Laws), any judgment, decree or order of any Governmental Entity, or any Permit or that give rise to liabilities or obligations with respect to Materials of Environmental Concern;

            (o) to pay severance benefits to any employee of the Company whose employment is terminated (or treated as terminated) in connection with the consummation of the transactions contemplated by this Agreement, and all liabilities resulting from the termination of employment of employees of the Company prior to the Closing that arose under any federal or state law or under any Employee Benefit Plan established or maintained by the Company;

            (p) to indemnify any person or entity by reason of the fact that such person or entity was a manager, officer, employee, or agent of the Company prior to the Closing or was serving at the request of the Company prior to the Closing as a partner, trustee, director, officer, employee, or agent of another entity (whether such indemnification is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such indemnification is pursuant to any statute, charter document, bylaw, agreement, or otherwise);

            (q) arising out of or relating to any injury to or death of persons or damage to or destruction of property occurring prior to the Closing (including any workers compensation claim);

            (r) for medical, dental and disability (both long-term and short-term) benefits, whether insured or self-insured, owed to employees or former employees of the Company based upon (A) exposure to conditions in existence prior to the Closing or (B) disabilities existing prior to the Closing (including any such disabilities which may have been aggravated following the Closing);

            (s) for benefits under any Company Plan; and

            (t) for any retrospective premium increases under any Company Plan assumed by Buyer that relates to periods before and including the Closing.

      "Materials of Environmental Concern" shall mean any: pollutants, contaminants or hazardous substances (as such terms are defined under CERCLA), pesticides (as such term is defined under the Federal Insecticide, Fungicide and Rodenticide Act), solid wastes and hazardous wastes (as such terms are defined under the Resource Conservation and Recovery Act), chemicals, other hazardous, radioactive or toxic materials, oil, petroleum and petroleum products (and fractions thereof), or any other material (or article containing such material) listed or subject to regulation under any law, statute, rule, regulation, order, Permit, or directive due to its potential, directly or indirectly, to harm the environment or the health of humans or other living beings.

      "Merger" has the meaning set forth in Section 1.1.

      "Most Recent Balance Sheet" shall mean the unaudited balance sheet of the Company as of the Most Recent Balance Sheet Date.

      "Most Recent Balance Sheet Date" shall mean June 30, 2007.

      "Net Working Capital" shall mean the amount equal to the current assets of the Company minus the current liabilities of the Company, each as determined in accordance with GAAP.

      "Net Working Capital Balance Certificate" shall mean a certificate from the Company's chief executive officer and chief financial officer which sets forth the total amount of Net Working Capital of the Company as of the Closing Date.

      "Non-controlling Party" shall mean the party not controlling the defense of any Third Party Action.

      "Open Source Materials" means all Software, Documentation or other material that is distributed as "free software", "open source software" or under a similar licensing or distribution model, including, but not limited to, the GNU General Public License (GPL), GNU Lesser General Public License (LGPL), Mozilla Public License (MPL), or any other license described by the Open Source Initiative as set forth on www.opensource.org.

      "Ordinary Course of Business" shall mean the ordinary course of business consistent with past custom and practice (including with respect to frequency and amount).

      "Parties" shall mean the Buyer, the Company and the Shareholders, where applicable. References which contrast "Party" to the other "Party" shall mean the Buyer on the one hand and the Company and the Shareholders, collectively, on the other hand.

      "Patent Rights" shall mean all patents, patent applications, utility models, design registrations and certificates of invention and other governmental grants for the protection of inventions or industrial designs (including all related continuations, continuations-in-part, divisionals, reissues and reexaminations).

      "Permits" shall mean all permits, licenses, registrations, certificates, orders, approvals, franchises, variances and similar rights issued by or obtained from any Governmental Entity (including those issued or required under Environmental Laws and those relating to the occupancy or use of owned or leased real property).

      "Purchase Price" shall mean the purchase price to be paid by the Buyer for the Company Shares.

      "Reasonable  Best  Efforts"  shall  mean  best  efforts,   to  the  extent
commercially reasonable.

      "Response" shall mean a written response containing the information provided for in Section 7.3(c).

      "Restricted Employee" shall mean any person who either (i) was an employee of the Buyer on either the date of this Agreement or the Closing Date or (ii) was an employee of the Company on either the date of this Agreement or the Closing Date; provided, however, that Restricted Employee shall not include any person included in (i) and (ii) in the preceding clause whose employment is terminated by Buyer, in the good faith determination of the Board of Directors of Buyer, not for cause or not for a material failure to perform.

      "Restricted Period" shall mean from the date of this Agreement until (i) twenty-four months following his termination of employment with the Buyer with respect to each Key Employee, and (ii) two years following the date of this Agreement with respect to the Company and all other Shareholders of Company not specifically identified in the foregoing clauses (i) or (ii).

      "Scheduled Liabilities" shall mean (a) all obligations of the Company arising after the Closing, other than any liabilities for any breach, act or omission by the Company prior to the Closing under any Company Contract, (b) vacation accrued by employees, customer retention bonus and non-owner discretionary profit sharing plan, in each case based on a bi-weekly accrual from January 1, 2007 to the Closing Date as accepted by Buyer and as reflected in Net Working Capital as of the Closing, (c) any liabilities to the extent such liabilities are, in the aggregate, included for the purpose of calculating the Closing Net Working Capital or attributable to the Business subsequent to the Closing, and (d) all obligations and liabilities set forth on Schedule 2.8.

      "SEC" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

      "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC issued under such Act, as they each may, from time to time, be in effect.

      "Security Interest" shall mean any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of law), other than (i) mechanic's, materialmen's, and similar liens, (ii) liens arising under worker's compensation, unemployment insurance, social security, retirement, and similar legislation, (iii) liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the Ordinary Course of Business of the Company and not material to the Company, and (iv) liens for Taxes which are not yet due and payable.

      "Shareholder Liabilities" shall mean those obligations and liabilities set forth on Schedule 1.5(a).

      "Shares" has the meaning set forth in Section 1.3 of this Agreement and shall include any shares of any successor entity issued in exchange therefor.

      "Software" shall mean computer software code, applications, utilities, development tools, diagnostics, databases and embedded systems, whether in source code, interpreted code or object code form.

      "Subsidiary" shall mean any corporation, partnership, trust, limited liability company or other non-corporate business enterprise in which the Company holds stock or other ownership interests representing (a) more than 50% of the voting power of all outstanding stock or ownership interests of such entity or (b) the right to receive more than 50% of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.

      "Taxes" (including with correlative meaning "Tax" and "Taxable") means (x) any and all taxes, and any and all other charges, fees, levies, duties, deficiencies, customs or other similar assessments or liabilities in the nature of a tax, including without limitation any income, gross receipts, ad valorem, net worth, premium, value-added, alternative or add-on minimum, excise, severance, stamp, occupation, windfall profits, real property, personal property, assets, sales, use, capital stock, capital gains, documentary, recapture, transfer, transfer gains, estimated, withholding, employment, unemployment insurance, unemployment compensation, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, gains, franchise and other taxes imposed by any federal, state, local, or foreign Governmental Entity, (y) any
interest,   fines,   penalties,
assessments, or additions resulting from, attributable to, or incurred in connection with any items described in this paragraph or any contest or dispute thereof, and (z) any items described in this paragraph that are attributable to another person but that the Company is liable to pay by law, by contract, or otherwise.

      "Tax Returns" means any and all reports, returns, declarations, statements, forms, or other information required to be supplied to a Governmental Entity or to any individual or entity in connection with Taxes and any associated schedules, attachments, work papers or other information provided in connection with such items, including any amendments, thereof.

      "Third Party Action" shall mean any suit or proceeding by a person or entity other than Buyer or Company or their affiliates for which indemnification may be sought by Buyer or Company under Article VII.

      "Trademarks" shall mean all registered trademarks and service marks, logos, Internet domain names, corporate names and doing business designations and all registrations and applications for registration of the foregoing, common law trademarks and service marks and trade dress.

      "Value" means, with respect to the Shares or the Escrow Shares, the average closing price of Buyer Common Stock on any stock exchange, if any, on which such shares are then trading for the 30-days on which the Common Stock of the Buyer is traded immediately prior to the day any portion of the Shares or the Escrow Shares are disbursed in satisfaction of a claim, or if such shares are not then publicly traded, the value as of such date as determined by the Board of Directors of the Buyer in good faith. In the event that the Buyer or its successor entity is not a public company subject to the reporting requirements of the Securities Exchange Act of 1934, then the Value shall be deemed to be $1.00 per share of Buyer Common Stock.

                                   ARTICLE X

                                  MISCELLANEOUS

      10.1 Press Releases and Announcements. No Party shall issue any press release or public announcement relating to the subject matter of this Agreement without the prior written approval of the other Parties; provided, however, that Buyer may make any public disclosure it believes in good faith is required by applicable law, regulation or stock market rule (in which case the Buyer shall use Reasonable Best Efforts to advise the Shareholder Representative and provide him with a copy of the proposed disclosure prior to making the disclosure).

      10.2 No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

      10.3 Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, with respect to the subject matter hereof, including, without limitation, that certain letter of intent dated May 7,

2007; provided that the terms of any Confidentiality Agreement between the Buyer, the Shareholders and the Company shall remain in effect in accordance with its terms.

      10.4 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. Neither Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties; provided that the Buyer may assign some or all of its rights, interests and/or obligations hereunder to an entity in any merger between the Buyer and such entity to one or more Affiliates of the Buyer or such surviving entity, including, without limitation, any entity that is a successor to the Buyer. Any attempted assignment in contravention of this provision shall be void.

      10.5 Counterparts and Facsimile Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature or electronic delivery.

      10.6 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

      10.7  Notices.  All  notices,   requests,   demands,   claims,  and  other
communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly delivered four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for next business day delivery via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

If to the Company:                          Copy to:

Bell-Haun Systems, Inc.                     Taft, Stettinius & Hollister LLP
935 Eastwind Drive                          21 E. State Street, Suite 1200
Westerville, Ohio 43081                     Columbus, Ohio 43215
                                            Attn: D. Reynolds

If to the Buyer:                            Copy to:

Beacon Enterprise Solutions, Inc.           Frost Brown Todd LLC
ITRC Building                               400 West Market Street, 32nd Floor
9001 Shelbyville Road, Ste. 101             Louisville, KY  40202
Louisville, KY  40222                       Attn:   William G. Strench
Attn:  Chief Executive Officer

      Either Party may give any notice, request, demand, claim, or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. A Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

      10.8 Governing Law. This Agreement (including the validity and applicability of the arbitration provisions of this Agreement, the conduct of any arbitration of a Dispute, the enforcement of any arbitral award made hereunder and any other questions of arbitration law or procedure arising hereunder) shall be governed by and construed in accordance with the internal laws of the Commonwealth of Kentucky, without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Kentucky or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the Commonwealth of Kentucky.

      10.9 Amendments and Waivers. The Buyer and the Shareholder Representative may mutually amend any provision of this Agreement at any time prior to the Closing. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed. No waiver by a Party of any right or remedy hereunder shall be valid unless the same shall be in writing and signed by the Party giving such waiver. No waiver by a Party with respect to any default, misrepresentation, or breach of warranty or covenant hereunder shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

      10.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

      10.11 Expenses. Except as set forth in Article VII and the Escrow Agreement, each Party shall bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

      10.12  Submission  to   Jurisdiction.   Each  Party  (a)  submits  to  the
nonexclusive jurisdiction of any state or federal court sitting in the Commonwealth of Kentucky in any action or proceeding arising out of or relating to this Agreement or the Ancillary Agreements (including any action or proceeding for the enforcement of any arbitral award made in connection with any arbitration of a Dispute hereunder), (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (c) waives any claim of inconvenient forum or other challenge to venue in such court, and (d) waives any right it may have to a trial by jury with respect to any action or proceeding arising out of or relating to this Agreement or the Ancillary Agreements; provided in each case that, solely with respect to any arbitration of a Dispute, the Arbitrator shall resolve all threshold issues relating to the validity and applicability of the arbitration provisions of this Agreement, contract validity, applicability of statutes of limitations and issue preclusion, and such threshold issues shall not be heard or determined by such court. Each Party agrees to accept service of any summons, complaint or other initial pleading made in the manner provided for the giving of notices in Section 10.7, provided that nothing in this Section 10.12 shall affect the right of a Party to serve such summons, complaint or other initial pleading in any other manner permitted by law.

      10.13 Specific Performance. Each Party acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement (including Sections 1.1, 1.5, 6.1, 6.2, 6.3 and 7.7) are not performed in accordance with their specific terms or otherwise are breached.
Accordingly, each Party agrees that the other Party shall be entitled to an injunction or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in addition to any other remedy to which it may be entitled, at law or in equity. Notwithstanding the foregoing, the Parties agree that if a Dispute is submitted to arbitration in accordance with Section 7.3(d) and
Section 7.3(e), then the foregoing provisions of this Section 10.13 shall not apply to such Dispute, and the provisions of Section 7.3(d) and Section 7.3(e) shall govern availability of injunctive relief, specific performance or other equitable relief with respect to such Dispute.

      10.14 Construction.

            (a) The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against a Party.

            (b) Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

            (c) Any reference herein to "including" shall be interpreted as "including without limitation".

            (d) Any reference to any Article, Section or paragraph shall be deemed to refer to an Article, Section or paragraph of this Agreement, unless the context clearly indicates otherwise.

            (e) As used in this Agreement, the term "knowledge" shall mean, with respect to an individual, that (a) that individual is actually aware of that fact or matter; or (b) a prudent individual could be expected to discover or otherwise become aware of that fact or matter in the course of conducting a reasonable investigation regarding the accuracy of any representation or warranty contained in this Agreement. With respect to an entity other than an individual, the term "knowledge" shall mean that any individual who is serving, or who has at any time served, as a director, officer, partner, shareholder, executor or trustee (or in any similar capacity) of that entity has, or at any time had, knowledge of that fact or other matter (as set forth above), and any such individual (and any individual party to this Agreement) will be deemed to have conducted a reasonably comprehensive investigation regarding the accuracy of the representations and warranties made herein by that entity or individual.

      IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

BUYER:                                      SELLER:

BEACON ENTERPRISE SOLUTIONS                 BELL-HAUN SYSTEMS,
GROUP, INC.                                 INC.

By: /s/ Bruce Widener                       By:
   ---------------------------------           ---------------------------------
     Name:  Bruce Widener                        Name:
     Title: Chief Executive Officer              Title:

ACQUISITION SUB:

BH ACQUISITION SUB, INC.

By: /s/ Bruce Widener
   ---------------------------------
     Name:  Bruce Widener
     Title: Chief Executive Officer

                                            SHAREHOLDERS:

                                            /s/ Thomas O. Bell
                                            ------------------------------------
                                            Thomas O. Bell

                                            /s/ Michael T. Haun
                                            ------------------------------------
                                            Michael T. Haun

                                   EXHIBIT 1.6

"Adjusted Gross Profits" shall mean an amount equal to the sum of: (i) one hundred percent (100%) of all Gross Profits derived from sales made by Bell-Haun Sales Representatives to (a) customers situated in the State of Ohio, and (b) customers situated outside the State of Ohio for goods and services that require no installation; and (ii) fifty percent (50%) of all Gross Profits derived from sales made by (a) Company sales representatives (other than Bell-Haun Sales Representatives) to customers situated in the State of Ohio, and (b) Bell-Haun Sales Representatives to customers situated in the State of Ohio for goods and services that require installation.

"Gross Profits" shall mean the revenues received by the Company during the one year period beginning on the Closing Date attributable to sales made by Bell-Haun Sales Representatives or to Targeted Bell-Haun Prospects, less (i) the cost of goods sold to the Company; (ii) the direct cost to the Company of any service provider required in connection with performance of services by the Company, (iii) sales or finders commissions paid to other consultants or employees of the Company relating to such revenues; and (iv) any taxes, fees, charges or other expenses paid by the Company in connection with such revenues.

"Bell-Haun   Sales   Representatives"   shall   mean  those   employees,   sales
representatives and personnel of the Company who were employees, sales representatives or other personnel (including both Thomas O. Bell and Michael
Haun)  of  Bell-Haun  Systems,  Inc.,  prior  to the  closing  of  the  Purchase
Agreement.

"Targeted Bell-Haun Prospects" shall mean any customers of Bell-Haun Systems, Inc. specifically identified as such prior to the closing of the Purchase Agreement and any customers or prospects located in the State of Ohio.